Exhibit 99.1

WEINGARTEN REALTY

Real Estate for Everyday Retail

Marshalls
MATTRESS FIRM

Supplemental Financial Information

Quarter Ended December 31, 2015

WRI
LISTED
NYSE

Table of Contents	Page
Quarterly Earnings Press Release	i - iv
Company Information	1

Financial Summary
Condensed Consolidated Statements of Income	3
Condensed Consolidated Balance Sheets	4
Funds From Operations Attributable to Common Shareholders	5
Supplemental Income Statement Detail	6
Supplemental Balance Sheet Detail	7
Capitalization and Debt Coverage Ratios	8
Guidance	9

Investment Activity
Capital Expenditures	11
New Development / Redevelopment	12
Land Held for Development	13
Disposition and Acquisition Summary	14

Summary of Debt
Debt Information	16
Schedule of Maturities	17

Joint Ventures
Unconsolidated Joint Venture Financial Statements at 100%	19
Unconsolidated Joint Venture Financial Statements at Pro rata Share	20
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships	21
Unconsolidated Joint Venture Mortgage Debt Information	22

Portfolio Summary
Tenant Diversification by Percent of Base Minimum Rent	24
Portfolio Operating Information	25 - 26
Total Net Operating Income by Geographic Region	27

Property Listing
Summary Property Listing	29
Property Listing	30 - 39
Ground Lease Commitments	39

Other Topics of Interest
Ground Lease Summary	41

Corporate Profile

Weingarten Realty Investors is a real estate investment trust organized under the Texas Business Organizations Code that, through its predecessor entity, began the ownership and development of shopping centers and other commercial real estate in 1948. As of December 31, 2015, we owned or operated under long-term leases, interests in 232 properties which are located in 18 states that span the United States from coast to coast. These properties represent approximately 45.6 million square feet of which our interests in these properties aggregated approximately 28.0 million square feet of leasable area. Our properties were 95.1% leased as of December 31, 2015, and historically our portfolio occupancy rate has never been below 90%.

www.weingarten.com

2600 Citadel Plaza Drive
P.O. Box 924133
Houston, Texas 77292-4133

NEWS RELEASE

Information: Michelle Wiggs, Phone: (713) 866-6050

WEINGARTEN REALTY INCREASES RECURRING FUNDS
FROM OPERATIONS PER SHARE BY 9.8% AND ANNOUNCES DIVIDEND INCREASE OF 5.8%

Houston, February 16, 2016 --- Weingarten Realty (NYSE: WRI) announced today the results of its operations for the fourth quarter and full year ended December 31, 2015.

Operating and Financial Highlights

•	Recurring Funds from Operations (“FFO”) increased 9.8% for the fourth quarter and 6.3% for the full year 2015 compared to comparable 2014 periods;

•	Same Property Net Operating Income (“SPNOI”) increased by 3.3% over the full year 2014;

•	Rental rates on new leases and renewals completed during the quarter were up 37% and 11%, respectively;

•	Acquisitions totaled $268 million for the year;

•	Dispositions totaled $126 million for the year; and

•	Common dividend per share increased 5.8% to $0.365 per quarter or $1.46 on an annualized basis.

Financial Results
The Company reported net income attributable to common shareholders of $47.3 million or $0.38 per diluted share (hereinafter “per share”) for the fourth quarter of 2015, as compared to $86.3 million or $0.70 per share for the same period in 2014. For the full year 2015, the Company reported net income of $160.8 million or $1.29 per share compared to $277.2 million or $2.25 per share for the full year 2014. Included in net income for 2015, were gains on the sale of property and partnership interests of $0.49 per share compared to $1.55 per share in 2014.

i

For the current quarter, Reported FFO was $71.4 million or $0.57 per share compared to $62.5 million or $0.51 per share for 2014. Recurring FFO for the fourth quarter of 2015 was $0.56 per share or $70.7 million compared to $0.51 per share or $63.1 million in 2014, an increase of 9.8% on a per share basis. This increase in Recurring FFO per share over the prior year, was primarily due to the Company’s acquisition and new development programs, increased operating income from redevelopments and reduced interest expense due to favorable refinancing transactions. These increases were partially offset by the impact of the Company’s disposition program.
For the full year ended December 31, 2015, Reported FFO was $260.0 million or $2.07 per share compared to $256.7 million or $2.06 per share for 2014. Recurring FFO for 2015 was $274.8 million or $2.18 per share compared to $255.3 million or $2.05 per share for 2014, an increase of 6.3% year-over-year on a per share basis. The increase in Recurring FFO was primarily due to the Company’s acquisition and new development programs, improvements in the existing portfolio and reduced interest expense, offset by the impact of dispositions.
A reconciliation of net income to both Reported and Recurring FFO is shown on the attached financial statement page and is also shown on page 5 of the supplemental package.
Operating Results
Same Property NOI during the fourth quarter increased by 2.1% versus a year ago driven by the base minimum rental increase of 2.5%. For the full year 2015, Same Property NOI increased 3.3%. Occupancy was 95.1% for the year ended 2015, unchanged from the third quarter and down 30 basis points from 2014. Occupancy of spaces less than 10,000 square feet, often referred to as shop occupancy, increased to 90.1% from 89.8% in the prior year.
The Company produced solid leasing results during the fourth quarter with 249 new leases and renewals totaling 833,000 square feet and representing $17.3 million of annual revenue.  The 249 transactions were comprised of 97 new leases and 152 renewals, representing annual revenues of $7.3 million and $10.0 million, respectively.  The average rental rate increase on new leases and renewals signed during the quarter was 17.9%, which includes rental rates on new leases up 36.5%. For the year, the average rental rate increase on new leases and renewals was 12.5%, which includes rental rates on new leases up a very strong 21.2%.

“The rental rate increases we posted for both the quarter as well as the full year are among the best our Company has ever produced. A lack of new space coming on the market combined with our high quality, transformed portfolio has enabled us to really push rents on nearly every space that comes available,” said Johnny Hendrix, Executive Vice President and Chief Operating Officer.

Portfolio Activity
During the fourth quarter, Weingarten Realty acquired two properties for $33.5 million. The Company acquired Westside Center located in Los Angeles, California, which has incredibly strong demographics including a 3-mile trade area boasting over 320,000 people, average household incomes over $112,000, and over 65% of the population with college degrees.

The center is a future redevelopment opportunity directly across from Macerich’s Westside Pavilion. In addition, the Company acquired a property adjacent to its flagship River Oaks shopping center in Houston, Texas, which has average household incomes over $135,000 in a 3-mile trade area. This property will be part of the future redevelopment of the River Oaks shopping center.
During the fourth quarter, the Company sold four properties and other real estate for $33.5 million including Fresh Market Shoppes and Town and Country Center located in South Carolina and Oklahoma, respectively. These sales complete the Company’s exit from each of these states.
For the full year 2015, WRI acquired eight properties and other real estate for $267.8 million and sold 15 income producing properties and other real estate for $126.4 million.
Subsequent to year-end, the Company sold Rainbow Plaza in Las Vegas for $65.5 million.
The Company has four active new development projects. Hilltop Village Center in Alexandria, Virginia is completed as of year-end with occupancy of 100% and an estimated return of about 8%. Wake Forest Crossing in Raleigh, North Carolina is 86% leased. Construction is completed and the anchors have commenced. At Nottingham Commons in White Marsh, Maryland, signed occupancy already stands at nearly 80% with the last anchor space lease signed with DSW during the quarter. The Whittaker in West Seattle, is a six-story mixed-use project being co-developed with Lennar. The 65,000 square foot retail portion is anchored by a 41,000 square foot Whole Foods.
The Company also reported 18 active and completed redevelopment projects where it will invest about $80 million at a return of around 14%. To date, the Company has invested over $48 million in these redevelopment projects.

“This was a very strong year of capital allocation for the Company. We acquired some great redevelopment properties, further strengthened our portfolio with other solid operating properties, and made great progress on each of our new development and redevelopment projects. Together with about $190 million of dispositions both during the year and subsequent to year-end, this marked a very strong year for the Company on the transaction front,” said Drew Alexander, President and Chief Executive Officer.

Dividends

On February 16, 2016, the Board of Trust Managers declared an increase in the common dividend to $0.365 per share for the first quarter of 2016. This represents a 5.8% increase, resulting in an annualized dividend of $1.46 per share. The dividend is payable in cash on March 15, 2016 to shareholders of record on March 8, 2016.

FFO Guidance

The Company’s full year Recurring FFO guidance for 2016 is in the range of $2.27 to $2.31 per share, which includes acquisition costs of approximately $0.01 per share that the Company expects to incur during 2016. Full year guidance for Reported FFO is in the range of $2.26 to $2.31 per share. Acquisitions are expected to be in the range of $125 to $225 million with dispositions also in the range of $125 to $225 million. New development and redevelopment spending is estimated at $50 to $100 million. Please refer to the full list of guidance information found on page 9 of the supplemental package.

Conference Call Information

The Company also announced that it will host a live webcast of its quarterly conference call on February 17, 2016 at 9:00 a.m. Central Time. The live webcast can be accessed via the Company’s website at www.weingarten.com. Alternatively, if you are not able to access the call on the web, you can listen live by phone by calling (888)771-4371 (conference ID # 40193462). A replay and will be available through the Company’s web site starting approximately two hours following the live call.

About Weingarten Realty Investors

Weingarten Realty Investors (NYSE: WRI) is a shopping center owner, manager and developer. At December 31, 2015, the Company owned or operated under long-term leases, either directly or through its interest in real estate joint ventures or partnerships, a total of 232 properties which are located in 18 states spanning the country from coast to coast. These properties represent approximately 45.6 million square feet of which our interests in these properties aggregated approximately 28.0 million square feet of leasable area. To learn more about the Company’s operations and growth strategies, please visit www.weingarten.com.

Forward-Looking Statements

Statements included herein that state the Company’s or Management’s intentions, hopes, beliefs, expectations or predictions of the future are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 which by their nature, involve known and unknown risks and uncertainties. The Company’s actual results, performance or achievements could differ materially from those expressed or implied by such statements. Reference is made to the Company’s regulatory filings with the Securities and Exchange Commission for information or factors that may impact the Company’s performance.

Weingarten Realty Investors
Company Information

Corporate Office

2600 Citadel Plaza Drive
P. O. Box 924133
Houston, TX 77292-4133
713-866-6000
www.weingarten.com

Stock Listings

New York Stock Exchange:
Common Shares	WRI

Forward-Looking Statements
This supplement, together with other statements and information publicly disseminated by us, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. These forward-looking statements relate to the company’s intentions, beliefs, expectations or projections of the future. It is important to note that the company’s actual results could differ materially from those projected in such forward-looking statements. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: (i) disruptions in financial markets, (ii) general economic and local real estate conditions, (iii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or general downturn in their business, (iv) financing risks, such as the inability to obtain equity, debt, or other sources of financing on favorable terms, (v) changes in governmental laws and regulations, (vi) the level and volatility of interest rates, (vii) the availability of suitable acquisition opportunities, (viii) the ability to dispose properties, (ix) changes in expected development activity, (x) increases in operating costs, (xi) tax matters, including failure to qualify as a real estate investment trust, and (xii) investments through real estate joint ventures and partnerships, which involve risks not present in investments in which we are the sole investor. Accordingly, there is no assurance that our expectations will be realized.

Non-GAAP Disclosures
The National Association of Real Estate Investment Trusts (“NAREIT”) defines funds from operations attributable to common shareholders (“FFO”) as net income (loss) attributable to common shareholders computed in accordance with generally accepted accounting principles (“GAAP”), excluding extraordinary items and gains or losses from sales of operating real estate assets and interests in real estate equity investments, plus depreciation and amortization of operating properties and impairment of depreciable real estate and in substance real estate equity investments, including our share of unconsolidated real estate joint ventures and partnerships. We calculate FFO in a manner consistent with the NAREIT definition. Management uses FFO as a supplemental measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income by itself as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, management believes that the presentation of operating results for real estate companies that uses historical cost accounting is insufficient by itself. There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs. FFO should not be considered as an alternative to net income or other measurements under GAAP as an indicator of our operating performance or to cash flows from operating, investing or financing activities as a measure of liquidity. FFO does not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.

Financial Summary

Weingarten Realty Investors
Condensed Consolidated Statements of Income
(in thousands, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014	2013	2012	2011
Revenues:
Rentals, net	$127,242	$122,730	$502,464	$503,128	$477,340	$439,993	$414,656
Other	2,412	3,372	10,380	11,278	11,855	11,184	13,638
Total	129,654	126,102	512,844	514,406	489,195	451,177	428,294
Expenses:
Depreciation and amortization	37,011	36,408	145,940	150,356	146,763	127,703	118,890
Operating	25,168	23,329	94,244	95,318	97,099	88,924	81,178
Real estate taxes, net	14,394	14,349	60,289	60,768	57,515	52,066	49,780
Impairment loss	—	1,024	153	1,024	2,579	9,585	49,671
General and administrative	7,503	7,023	27,524	24,902	25,371	28,538	25,461
Total	84,076	82,133	328,150	332,368	329,327	306,816	324,980
Operating Income	45,578	43,969	184,694	182,038	159,868	144,361	103,314
Interest Expense, net	(20,426)	(21,462)	(87,783)	(94,725)	(96,312)	(106,248)	(130,298)
Interest and Other Income, net	2,311	863	4,563	3,756	7,685	6,047	5,059
Gain on Sale and Acquisition of Real Estate Joint Venture and Partnership Interests	—	—	879	1,718	33,670	14,203	—
Equity in Earnings (Losses) of Real Estate Joint Ventures and Partnerships, net (a)	5,620	5,986	19,300	22,317	35,112	(1,558)	7,834
Benefit (Provision) for Income Taxes	239	(624)	(52)	1,261	(7,046)	75	3
Income (Loss) from Continuing Operations	33,322	28,732	121,601	116,365	132,977	56,880	(14,088)
Operating Income from Discontinued Operations	—	—	—	342	12,214	25,918	18,875
Gain on Sale of Property from Discontinued Operations	—	—	—	44,582	119,203	68,619	10,648
Income from Discontinued Operations	—	—	—	44,924	131,417	94,537	29,523
Gain on Sale of Property	15,704	74,883	59,621	146,290	762	1,004	1,304
Net Income	49,026	103,615	181,222	307,579	265,156	152,421	16,739
Less: Net Income Attributable to Noncontrolling Interests	(1,751)	(14,635)	(6,870)	(19,571)	(44,894)	(5,781)	(1,118)
Net Income Adjusted for Noncontrolling Interests	47,275	88,980	174,352	288,008	220,262	146,640	15,621
Dividends on Preferred Shares	—	(2,710)	(3,830)	(10,840)	(18,173)	(34,930)	(35,476)
Redemption Costs of Preferred Shares	—	—	(9,687)	—	(17,944)	(2,500)	—
Net Income (Loss) Attributable to Common Shareholders	$47,275	$86,270	$160,835	$277,168	$184,145	$109,210	$(19,855)
Earnings Per Common Share - Basic	$0.38	$0.71	$1.31	$2.28	$1.52	$0.90	$(0.17)
Earnings Per Common Share - Diluted	$0.38	$0.70	$1.29	$2.25	$1.50	$0.90	$(0.17)

(a)	See Page 20 for the Company’s pro rata share of the operating results of its unconsolidated real estate joint ventures and partnerships.

Weingarten Realty Investors
Condensed Consolidated Balance Sheets
(in thousands, except per share amounts)

	December 31,
	2015	2014
ASSETS
Property	$4,262,959	$4,076,094
Accumulated Depreciation	(1,087,642)	(1,028,619)
Property Held for Sale, net	34,363	3,670
Property, net	3,209,680	3,051,145

Investment in Real Estate Joint Ventures and Partnerships, net (a)	267,041	257,156
Total	3,476,721	3,308,301

Unamortized Lease Costs, net	137,609	130,649
Accrued Rent and Accounts Receivable (net of allowance for doubtful accounts of $6,072 in 2015 and $7,680 in 2014)	84,782	77,781
Cash and Cash Equivalents	22,168	23,189
Restricted Deposits and Mortgage Escrows	3,074	79,998
Other, net (b)	177,591	185,997
Total Assets	$3,901,945	$3,805,915

LIABILITIES AND EQUITY
Debt, net (b)	$2,113,277	$1,930,009
Accounts Payable and Accrued Expenses	112,205	112,479
Other, net	131,453	124,484
Total Liabilities	2,356,935	2,166,972

Commitments and Contingencies	—	—

Equity:
Shareholders' Equity:
Preferred Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 10,000
6.5% Series F cumulative redeemable preferred shares of beneficial interest; 140 shares issued; no shares outstanding in 2015 and 60 shares outstanding in 2014; liquidation preference $150,000 in 2014	—	2
Common Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 275,000; shares issued and outstanding: 123,951 in 2015 and 122,489 in 2014	3,744	3,700
Additional Paid-In Capital	1,616,242	1,706,880
Net Income Less Than Accumulated Dividends	(222,880)	(212,960)
Accumulated Other Comprehensive Loss	(7,644)	(12,436)
Total Shareholders' Equity	1,389,462	1,485,186
Noncontrolling Interests	155,548	153,757
Total Equity	1,545,010	1,638,943
Total Liabilities and Equity	$3,901,945	$3,805,915

(a)	This represents the Company’s investment of its unconsolidated real estate joint ventures and partnerships. See page 20 for additional information.

(b)
Effective December 31, 2015, the Company adopted ASU 2015-03, "Simplifying the Presentation of Debt Issuance Costs." Reclassification of prior year's amounts was made to conform to the current year presentation.

Weingarten Realty Investors
Funds From Operations Attributable to Common Shareholders
(in thousands, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
Funds From Operations Attributable to Common Shareholders (FFO)
Numerator:
Net income attributable to common shareholders	$47,275	$86,270	$160,835	$277,168
Depreciation and amortization	36,350	35,118	143,067	145,660
Depreciation and amortization of unconsolidated real estate joint ventures and partnerships	3,849	3,504	14,451	14,793
Impairment of operating properties and real estate equity investments	—	895	153	895
Impairment of operating properties of unconsolidated real estate joint ventures and partnerships	—	305	1,497	305
(Gain) on sale of property and interests in real estate equity investments	(15,625)	(61,733)	(60,309)	(179,376)
(Gain) on dispositions of unconsolidated real estate joint ventures and partnerships	(943)	(1,895)	(1,558)	(4,919)
Other	(6)	(4)	(10)	(8)
FFO - Basic	70,900	62,460	258,126	254,518
Income attributable to operating partnership units	471	—	1,903	2,171
FFO - Diluted	71,371	62,460	260,029	256,689
Adjustments for Recurring FFO:
Redemption costs of preferred shares	—	—	9,749	—
Write-off of debt costs, net	—	323	6,100	2,173
Acquisition costs	305	185	1,007	253
Deferred tax benefit, net	—	—	—	(2,097)
Other impairment loss, net of tax	—	129	—	129
Other, net of tax	(952)	—	(2,113)	(1,862)
Recurring FFO - Diluted	$70,724	$63,097	$274,772	$255,285

Denominator:
FFO weighted average number of common shares outstanding - Basic	123,357	121,706	123,037	121,542
Effect of dilutive securities:
Share options and awards	1,258	1,412	1,292	1,331
Operating partnership units	1,462	—	1,472	1,497
FFO weighted average number of common shares outstanding - Diluted	126,077	123,118	125,801	124,370

FFO Per Common Share - Basic	$0.57	$0.51	$2.10	$2.09

FFO Per Common Share - Diluted	$0.57	$0.51	$2.07	$2.06
Adjustments for Recurring FFO per common share:
Redemption costs of preferred shares	—	—	0.08	—
Write-off of debt costs, net	—	—	0.05	0.02
Deferred tax benefit, net	—	—	—	(0.02)
Other, net of tax	(0.01)	—	(0.02)	(0.01)
Recurring FFO Per Common Share - Diluted	$0.56	$0.51	$2.18	$2.05

Weingarten Realty Investors
Supplemental Income Statement Detail
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
Rentals, net
Base minimum rent, net	$99,233	$95,843	$388,912	$392,274
Straight line rent	1,446	1,393	6,076	3,152
Over/Under-market rentals, net	(106)	(436)	(456)	(1,725)
Percentage rent	1,270	1,363	4,259	4,722
Tenant reimbursements	25,399	24,567	103,673	104,705
Total	$127,242	$122,730	$502,464	$503,128

Fee Income Primarily from Real Estate Joint Ventures and Partnerships
Recurring	$1,380	$1,250	$5,684	$5,380
Non-Recurring	—	46	199	114
Total	$1,380	$1,296	$5,883	$5,494

Interest Expense, net
Interest paid or accrued	$20,485	$21,376	$82,385	$93,533
Extinguishment of debt	—	467	6,100	2,193
Amortization of debt deferred costs	851	870	3,333	3,247
Over/Under-market mortgage adjustment of acquired properties, net	(175)	(181)	(783)	(946)
Gross interest expense	21,161	22,532	91,035	98,027
Capitalized interest	(735)	(1,070)	(3,252)	(3,302)
Total	$20,426	$21,462	$87,783	$94,725

Interest and Other (Expense) Income, net
Gain on litigation settlement	$—	$—	$1,721	$—
Deferred compensation investment income	1,011	746	702	1,726
Other	1,300	117	2,140	2,030
Total	$2,311	$863	$4,563	$3,756

Supplemental Analyst Information

Net Operating Income including Joint Ventures
Revenues	$129,654	$126,102	$512,844	$514,406
Operating expense	(25,168)	(23,329)	(94,244)	(95,318)
Real estate taxes	(14,394)	(14,349)	(60,289)	(60,768)
Total	90,092	88,424	358,311	358,320

Net Operating Income from Discontinued Operations	—	—	—	641

Minority Interests Share of Net Operating Income and Other Adjustments	(1,752)	(2,758)	(7,798)	(11,683)
Pro rata Income From Consolidated Ventures	88,340	85,666	350,513	347,278

Pro rata share of Unconsolidated Joint Ventures
Revenues	14,392	13,741	56,126	55,986
Operating expense	(2,735)	(2,710)	(10,018)	(9,981)
Real estate taxes	(1,812)	(1,657)	(7,150)	(6,891)
Total	9,845	9,374	38,958	39,114
Net Operating Income including Joint Ventures	$98,185	$95,040	$389,471	$386,392

Net Operating Income from Sold Properties not in Discontinued Operations	$208	$3,240	$3,771	$27,392

Equity in Earnings of Real Estate Joint Ventures and Partnerships, net
Net income from unconsolidated real estate joint ventures and partnerships	$5,040	$5,369	$16,848	$19,669
Intercompany fee income reclass	595	545	2,278	2,361
Other adjustments	(15)	72	174	287
Equity in earnings of real estate joint ventures and partnerships, net	$5,620	$5,986	$19,300	$22,317

Dividends
Common Dividends per Share	$0.345	$0.575	$1.38	$1.55

Common Dividends Paid as a % of Reported Funds from Operations - Basic	60.3%	112.8%	66.2%	74.5%

Common Dividends Paid as a % of Recurring Funds from Operations - Basic	60.9%	111.6%	62.6%	74.9%

General and Administrative Expenses
General and Administrative Expenses/Total Revenue	5.8%	5.6%	5.4%	4.8%

General and Administrative Expenses/Total Assets before Depreciation	0.15%	0.15%	0.55%	0.51%

Weingarten Realty Investors
Supplemental Balance Sheet Detail
(in thousands)

	December 31,
	2015	2014

Property
Land	$929,958	$821,614
Land held for development	95,524	103,349
Land under development	17,367	24,297
Buildings and improvements	3,152,215	3,061,616
Construction in-progress	67,895	65,218
Total	$4,262,959	$4,076,094

Straight Line Rent Receivable
	$58,830	$54,261

Other Assets, net
Notes receivable and mortgage bonds, net	$30,235	$30,365
Debt service guaranty asset	69,835	72,105
Non-qualified benefit plan assets	20,582	19,866
Out-of-market rentals, net	23,174	26,790
Investments	8,793	10,196
Deferred income tax asset	12,749	12,326
Interest rate derivative	2,663	3,891
Unamortized debt costs, net	1,412	2,294
Other	8,148	8,164
Total	$177,591	$185,997

Other Liabilities, net
Deferred revenue	$14,251	$11,903
Non-qualified benefit plan liabilities	54,261	51,634
Deferred income tax payable	7,626	7,970
Out-of-market rentals, net	28,290	23,218
Interest rate derivative	725	109
Other	26,300	29,650
Total	$131,453	$124,484

Identified Intangible Assets and Liabilities
Identified Intangible Assets:
Above-market leases (included in Other Assets, net)	$37,595	$38,121
Above-market leases - Accumulated Amortization	(14,421)	(11,331)
Below-market assumed mortgages (included in Debt, net)	1,671	4,713
Below-market assumed mortgages - Accumulated Amortization	(1,307)	(2,352)
Valuation of in place leases (included in Unamortized Lease Costs, net)	148,904	132,554
Valuation of in place leases - Accumulated Amortization	(67,762)	(56,571)
Total	$104,680	$105,134

Identified Intangible Liabilities:
Below-market leases (included in Other Liabilities, net)	$50,370	$42,830
Below-market leases - Accumulated Amortization	(22,080)	(19,612)
Above-market assumed mortgages (included in Debt, net)	32,777	34,113
Above-market assumed mortgages - Accumulated Amortization	(27,272)	(27,411)
Total	$33,795	$29,920

Weingarten Realty Investors
Capitalization and Debt Coverage Ratios
(in thousands, except common share data and percentages)

	December 31,
	2015	2014

Common Share Data
Closing Market Price	$34.58	$34.92

Capitalization
Debt	$2,113,277	$1,930,009
Preferred Shares	—	150,000
Sub-total Debt & Preferred Shares	2,113,277	2,080,009
Common Shares at Market	4,286,226	4,277,316
Operating Partnership Units at Market	50,556	52,066
Total Market Capitalization (As reported)	$6,450,059	$6,409,391
Debt to Total Market Capitalization (As reported)	32.8%	30.1%
Debt to Total Market Capitalization (As reported at a constant share price of $34.92)	32.5%	30.1%
Debt to Total Market Capitalization (Pro rata)	33.9%	30.9%

Capital Availability
Revolving Credit Facility	$500,000	$500,000
Less:
Balance Outstanding Under Revolving Credit Facility	140,000	189,000
Outstanding Letters of Credit Under Revolving Facility	4,810	4,223
Unused Portion of Credit Facility	$355,190	$306,777

Covenant Ratios
	Restrictions
Debt to Asset Ratio (Public)	Less than 60.0%	44.0%	41.7%
Debt + Preferred to Asset Ratio	None	44.0%	44.9%
Secured Debt to Asset Ratio (Public)	Less than 40.0%	9.6%	12.8%
Unencumbered Asset Test (Public)	Greater than 150%	227.4%	253.0%
Fixed Charge Coverage (Revolver) (Pro rata EBITDA/ (interest expense + scheduled principal payments + preferred dividends))	Greater than 1.5x	3.4x	2.8x

Net Debt to Adjusted EBITDA
EBITDA (Current Quarter)	$106,224	$162,109
Gain on Sale of Real Estate	(16,647)	(74,883)
Ground Rent	292	295
Other Non-Recurring Items	—	1,329
Recurring EBITDA	$89,869	$88,850

Net Debt (less cash & equivalents)	$2,091,109	$1,906,820
Net Debt to Adjusted EBITDA (annualized)	5.82x	5.37x

Credit Ratings
	S&P	Moody's
Senior Debt	BBB	Baa1
Outlook	Stable	Stable

Weingarten Realty Investors
Guidance

2016 Guidance

2016
Guidance
Recurring FFO Per Common Share - Diluted	$2.27 - $2.31

Reported FFO Per Common Share - Diluted	$2.26 - $2.31

Portfolio Activity ($ in millions)
Acquisitions	$125 - $225

Re / New Development	$50 - $100

Dispositions	$125 - $225

Operating Information
Same Property Net Operating Income with redevelopments	+3.5% to +4.5%

Same Property Net Operating Income without redevelopments	+2.5% to +3.5%

Investment Activity

Weingarten Realty Investors
Capital Expenditures
(at pro rata share)
(in thousands)

	Three Months Ended December 31, 2015	Twelve Months Ended December 31, 2015	Twelve Months Ended December 31, 2014
Acquisitions	$33,515	$267,755	$43,832
New Development	4,305	27,462	41,635
Building and Site Improvements	8,993	14,844	15,784
Tenant Finish	4,953	21,017	23,710
Redevelopment	7,694	22,934	18,531
External Leasing Commissions	967	3,690	3,384
Capital Expenditures	$60,427	$357,701	$146,876

Note:
Internal Leasing Fees are approximately $10 million and $12.1 million for the twelve months ended December 31, 2015 and 2014, respectively.

Weingarten Realty Investors
New Development / Redevelopment
As of December 31, 2015
(at pro rata share)
(in thousands, except percentages)

			Net	Total	Cost	Cost	Completed		Est./Act.	Est./Act.
		Owned	Percent	Estimated	Incurred -	Incurred -	Inception -	Est. Final	Anchor	Stabilized	2015
Center	MSA	SF	Leased	Investment (1)	Year-To-Date	To-Date	To-Date	ROI%	Opening	Quarter	SSNOI	Key Tenants / Description

Active Developments
Hilltop Village Center (2)	Alexandria, VA	249	100.00%	$65,140	$11,657	$64,633	$61,226		Q2 15	2H 15	N	Wegmans, LA Fitness
Nottingham Commons	Baltimore, MD	136	79.90%	44,733	3,997	26,658	4,367		Q3 16	2H 16	N	Meritt Athletic Club (OBO), Petco, MOM's Organic Market and T.J. Maxx
The Whittaker (3)	Seattle, WA	65	63.70%	30,068	121	239	—		2017	1H 18	N	Whole Foods
Wake Forest Crossing II (5)	Raleigh, NC	130	86.00%	24,507	11,687	18,770	17,844		Q3 15	1H 17	N	Kohl's (OBO), T.J. Maxx, Michaels, Ross, Petco

Total Active Developments		580	88.10%	$164,448	$27,462	$110,300	$83,437	7.8%

	QTR Completed	YTD Completed	1Q'16E	2Q'16E	3Q'16E	4Q'16E	1Q'17E	Remaining Balance
Completion ($)	$14,602	$49,615	$2,100 - $4,100	$400 - $3,400	$21,800 - $26,800	$11,600 - $16,600	$0 - $2,700	$26,900 - $31,900
Weighted Return (%)	8.1%	8.3%	8.3% -8.6%	7.9% -8.4%	7.8% -8.3%	7.8% -8.3%	8.2% -8.7%	6.8% -7.3%
Net Operating Income (Annualized)	$1,188	$4,133	$100 - $400	$30 - $290	$1,690 - $2,220	$900 - $1,400	$0 - $200	$1,800 - $2,400

		Total	Cost	Cost		Est./Act.	Est./Act.
		Estimated	Incurred -	Incurred -	Est. Final	Anchor	Stabilized	2015
Center	MSA	Investment (1)	Year-To-Date	To-Date	ROI%	Opening	Quarter	SSNOI	Key Tenants / Description
Active Redevelopments (incremental investment) (4)
Riverpoint at Sheridan	Denver, CO	$17,615	$2,537	$9,482		NA	2H 16	N	Conn's, Sportsman's Warehouse, BWW, Les Schwab, Old Chicago, PetSmart and 8,600 SF shop spaces
Decatur 215	Las Vegas, NV	16,158	5,332	8,086		Q2 15	2H 16	N	Hobby Lobby, Ross, Ulta and shops and restaurants
Westchase	Houston, TX	7,126	3,679	3,991		Q1 16	1H 16	N	Whole Foods and Five Below
Humblewood Center	Houston, TX	5,383	894	898		Q3 15	2H 16	N	Relocation of Conn's
Horne Street Market	Fort Worth, TX	2,064	1,252	1,274		NA	2H 16	N	10,200 SF multi-tenant building
Rock Prairie Marketplace	College Station, TX	1,896	1,588	1,675		NA	2H 15	N	5,000 SF Valero gas station
Ridgeway Trace Center	Memphis, TN	1,802	14	14		NA	2H 16	Y	6,500 SF new shop space building
Westhill Village Shopping Center	Houston, TX	1,501	1,054	1,118		NA	2H 15	Y	6,700 SF multi-tenant building
Crabtree Commons	Raleigh, NC	1,182	67	67		NA	2H 16	N	J. Alexander's Restaurant
Markham West Shopping Center	Little Rock, AR	1,140	12	12		NA	2H 16	Y	5,000 SF multi-tenant building
Pineapple Commons	Port St. Lucie, FL	303	6	6		NA	2H 16	Y	5,000 SF multi-tenant building

Completed Redevelopments (incremental investment) (4)
Prospectors Plaza	Sacramento, CA	5,033	—	4,707				Y	25,000 SF Box for Ross
Seminole Town Center	Orlando, FL	1,583	63	1,487				Y	8,500 SF multi-tenant building including Chipotle
Independence Plaza	Laredo, TX	1,732	413	1,732				Y	12,100 SF building including Rack Room and OshKosh / Carter's
Argyle Village Shopping Center	Jacksonville, FL	462	30	417				Y	3,000 SF shop space
Shoppes at Memorial Villages	Houston, TX	3,195	1,400	3,409				N	Redevelopment to construct 33,000 SF multi-tenant building
Brookwood Square Shopping Center	Atlanta, GA	9,314	4,007	9,314				N	Redevelopment to include LA Fitness and 14,000 SF of shop space
Northbrook Center	Houston, TX	713	586	627				Y	Free standing building with Starbucks

Total Active / Completed Redevelopments		$78,201	$22,934	$48,315	13.6%

(1) Net of anticipated proceeds from land sales.
(2) Hilltop Village Center: 50/50 Joint Venture with 100% funding by WRI.
(3) WRI has committed to purchase the retail portion of a development project in West Seattle, contingent on the satisfaction of the developer's delivery obligations.
(4) Redevelopment is defined where GLA is added either through new construction or expansion of an existing space or where incremental investment is over $5 million.
(5) Scope of the project increased resulting in an increased square footage and a decreased occupancy from the prior quarter.

Weingarten Realty Investors
Land Held for Development
As of December 31, 2015
(in thousands, except acres and percentages)

	Ownership Interest	Gross Acres	Investment (1)
Location			100%	Pro Rata

New Development Phased Projects
US Hwy. 1 and Caveness Farms Rd., Wake Forest, NC	100.0%	24.6
Highway 17 and Highway 210, Surf City, NC	100.0%	46.5
FM 2920 and Future 249, Tomball - Houston, TX	100.0%	10.6
Decatur at 215, Las Vegas, NV	100.0%	2.6
Hwy. 85 & Hwy. 285, Sheridan, CO	100.0%	12.0
US 77 & FM 802, Brownsville, TX	100.0%	21.0
US Hwy. 17 & US Hwy. 74/76, Leland, NC	100.0%	12.6
State Hwy. 95 & Bullhead Pkwy., Bullhead City, AZ	100.0%	7.2
Belle Terre Pkwy. & State Rd. 100, Palm Coast, FL	100.0%	6.7
SR 207 & Rolling Hills Drive, St. Augustine, FL	70.0%	5.2
29th St. at Nolana Loop, McAllen, TX	50.0%	3.8
Southern Ave. & Signal Butte Rd., Mesa, AZ	100.0%	—
SEC Poplar Ave. at I-240, Memphis, TN	100.0%	1.2
Total New Development Phased Projects		154.0	$31,560	$30,073
Other Raw Land
FM 1957 (Potranco Rd.) and FM 211, San Antonio, TX	50.0%	198.7
South Fulton Parkway and SH 92, Union City - Atlanta, GA	100.0%	81.6
Shary Road and US Hwy. 83, Mission, TX	50.0%	34.9
SH 281 & Wilderness Oaks, San Antonio, TX	100.0%	29.2
Lon Adams Rd. at Tangerine Farms Rd. - Marana, AZ	100.0%	9.7
Rock Prairie Rd. at Hwy. 6, College Station, TX	100.0%	7.6
SH 151 & Ingram Rd., San Antonio, TX	66.7%	5.8
Leslie Rd. at Bandera Rd., Helotes, TX	100.0%	1.7
Other	100.0%	29.4
Total Raw Land		398.5	$66,423	$46,623

Total Land Held For Development Properties		552.6	$97,983	$76,696

(1) Net of impairment and valuation adjustments.

Notes:
Land costs account for $82.2 million of total investment at 100%, $61.6 million at pro rata share.
Categorization based upon proximity to development property and does not indicate future development pipeline.

Weingarten Realty Investors
Disposition and Acquisition Summary
For the Period Ended December 31, 2015
(at pro rata share)
(in thousands)

Center	City/State	Sq. Ft. at 100%	Date Sold	Sales Proceeds	Weighted Sales Cap

Dispositions
1st Quarter
Markham Square	Little Rock, AR	127	01/06/15
Southgate Shopping Center	Lake Charles, LA	168	01/16/15
Western Plaza*	Fenton, MO	57	02/13/15
Lake Pointe Market	Rowlett, TX	41	03/25/15

2nd Quarter
Tyler Shopping Center	Tyler, TX	60	04/08/15
DDS Office Building	Salt Lake City, UT	27	04/09/15
East Lake Office Building*	Palm Harbor, FL	23	04/14/15
Westgate Shopping Center	Little Rock, AR	53	04/23/15
International Drive Value Center*	Orlando, FL	185	04/29/15
Alafaya Square*	Oviedo, FL	176	06/04/15
Centre at Post Oak - ROW	Houston, TX	N/A	06/30/15

3rd Quarter
Valley Plaza	Tempe, AZ	150	07/21/15
The Shoppes at Parkwood Ranch Pad	Mesa, AZ	N/A	08/21/15
Rancho Encanto	Phoenix, AZ	71	08/31/15

4th Quarter
Palmer Plaza	Texas City, TX	99	10/06/15
Gateway Plaza - ROW	Fremont, CA	N/A	10/08/15
Shoppes at Caveness Farms Pad	Wake Forest, NC	N/A	10/15/15
Town & Country Shopping Center	Midwest City, OK	134	11/20/15
Boswell Towne Center	Saginaw, TX	21	11/30/15
Curry Ford Road Pad	Orlando, FL	N/A	12/09/15
Fresh Market Shoppes*	Hilton Head, SC	87	12/18/15

Total Dispositions				$126,403	7.57%

			Date	Purchase
			Acquired	Price	Yield (1)
Acquisitions
1st Quarter
Baybrook Gateway	Houston, TX	237	02/04/15
Cambrian Park Plaza	San Jose, CA	171	02/27/15

2nd Quarter
Wellington Green	Wellington, FL	112	04/20/15
The Summit at Scottsdale*	Scottsdale, AZ	190	06/30/15

3rd Quarter
Shops at 3 Corners Pad	Houston, TX	N/A	08/20/15
Trenton Crossing	McAllen, TX	266	08/31/15
Wells Fargo Pad	Houston, TX	3	09/09/15
Wake Forest Crossing I	Wake Forest, NC	88	09/25/15

4th Quarter
1935 West Gray	Houston, TX	8	12/01/15
Valley Shopping Center Pad	Sacramento, CA	6	12/02/15
The Westside Center	Los Angeles, CA	37	12/22/15
Fee Interest at Taylorsville Town Center	Taylorsville, UT	41	12/30/15

Total Acquisitions				$267,755	4.89%

(1) Economics reflect WRI's pro rata ownership interest, excluding the incremental return from fee income.
* Unconsolidated real estate joint venture activity

Summary of Debt

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

	December 31, 2015	4th Quarter Weighted Average Rate (1)	December 31, 2014	4th Quarter Weighted Average Rate (1)
Outstanding Balance Summary
Mortgage Debt	$446,356	5.64%	$577,862	6.03%
3.5% Notes due 2023	298,927	3.50%	298,800	3.50%
3.375% Notes due 2022	299,178	3.38%	299,072	3.38%
4.45% Notes due 2024	249,148	4.45%	249,059	4.45%
3.85% Notes due 2025	248,183	3.85%	—
Term Loan (2)	200,000	2.64%	—
Unsecured Notes Payable (MTN)	141,290	6.09%	231,290	5.84%
Revolving Credit Agreements (3)	149,500	1.03%	189,000	0.76%
Obligations under Capital Leases	21,000	7.91%	21,000	7.88%
Unamortized Loan Costs (5)	(10,140)		(8,179)
Subtotal Consolidated Debt	2,043,442	4.05%	1,857,904	4.38%
Debt Service Guarantee Liability (4)	69,835		72,105
Total Consolidated Debt - As Reported	2,113,277	4.05%	1,930,009	4.38%
Less: Noncontrolling Interests and Other Adjustments	(38,303)		(80,199)
Plus: WRI Share of Unconsolidated Joint Ventures	145,566		155,517
Total Debt - Pro rata Share	$2,220,540	4.06%	$2,005,327	4.37%

	Debt Balance	Weighted Average Rate (1)	% of Total	Weighted Average Remaining Life (yrs)
Fixed vs. Variable Rate Debt (at Pro rata Share) (includes the effect of interest rate swaps)
As of December 31, 2015
Fixed-rate debt	$1,951,119	4.22%	87.9%	6.76
Variable-rate debt	269,421	2.46%	12.1%	0.93
Total	$2,220,540	4.06%	100.0%	6.05

As of December 31, 2014 (5)
Fixed-rate debt	$1,692,025	4.83%	84.4%
Variable-rate debt	313,302	1.80%	15.6%
Total	$2,005,327	4.37%	100.0%

Secured vs. Unsecured Debt (at Pro rata Share)
As of December 31, 2015
Secured Debt	$570,364	5.42%	25.7%	4.35
Unsecured Debt	1,650,176	3.54%	74.3%	6.43
Total	$2,220,540	4.06%	100.0%	6.05

As of December 31, 2014 (5)
Secured Debt	$668,136	5.90%	33.3%
Unsecured Debt	1,337,191	3.54%	66.7%
Total	$2,005,327	4.37%	100.0%

	As Reported	Pro rata Share
Weighted Average Interest Rates (1)
Three months ended 12/31/15	4.05%	4.06%
Twelve months ended 12/31/15	4.12%	4.11%
Three months ended 12/31/14	4.38%	4.37%
Twelve months ended 12/31/14	4.55%	4.54%

(1)	Weighted average interest rates exclude the effects of ASC 805 "Business Combinations", revolver facility fee, and other loan costs related to financing.

(2)	Term loan has a floating rate of LIBOR + 115 bps that has been swapped to fixed rate of 2.64%. The weighted average interest rate reflects the fixed rate.

(3)
Weighted average revolving interest rate excludes the effect of the facility fee of 15 and 20 basis points on the total commitment in arrears for the fourth and first quarters, respectively. The weighted average revolving interest rate with the facility fee is 1.94% and 1.32% for the fourth quarter 2015 and the fourth quarter 2014, respectively.

(4)	Debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

(5)
Effective December 31, 2015, the Company adopted ASU 2015-03, "Simplifying the Presentation of Debt Issuance Costs." Reclassification of prior year's amounts was made to conform to the current year presentation.

Weingarten Realty Investors
Schedule of Maturities
As of December 31, 2015
(in thousands, except percentages)

	As Reported			Pro rata Share
	Maturities	Weighted Average Rate (2)		Maturities	Weighted Average Rate (2)		Floating Rate	Fixed Rate	Secured	Unsecured
2016	$161,868	5.73%		$203,635	5.55%		$47,659	$155,976	$128,635	$75,000
2017	141,850	6.08%		167,159	5.86%		3,638	163,521	142,159	25,000
2018	62,214	5.51%		26,340	5.65%			26,340	16,770	9,570
2019	55,906	5.19%		59,534	5.10%			59,534	59,534
2020	237,425	2.91%	(3)	293,012	3.23%	(3)	200,000	93,012	93,012	200,000
2021	4,406	4.00%		12,564	4.15%			12,564	12,564
2022	307,011	3.39%		307,928	3.39%			307,928	7,928	300,000
2023	304,202	3.50%		305,170	3.51%			305,170	5,170	300,000
2024	254,394	4.44%		255,417	4.44%			255,417	5,417	250,000
2025	301,672	3.88%		302,688	3.91%			302,688	52,688	250,000
Thereafter	48,893	5.63%		51,149	5.59%			51,149	19,429	31,720
Subtotal	1,879,841			1,984,596			251,297	1,733,299	543,306	1,441,290

Revolving Credit Agreements	149,500	0.92%		149,500	0.92%		149,500			149,500
Other (1)	83,936			86,444			4,897	81,547	27,057	59,387
Swap Maturities:
2017							63,727	(63,727)
2020							(200,000)	200,000
Total	$2,113,277	4.12%		$2,220,540	4.11%		$269,421	$1,951,119	$570,363	$1,650,177

(1)	Other includes capital leases, ASC 805 “Business Combinations” adjustment, debt service guarantee liability, market value of swaps, discounts on notes, and debt issuance costs.
The debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

(2)	Weighted average interest rates exclude the effects of ASC 805 “Business Combinations”, revolver facility fee paid quarterly on total commitment in arrears, and other loan costs related to financing.

(3)	Year 2020 includes the Term Loan which is at a floating rate of LIBOR + 115 bps that has been swapped to a fixed rate of 2.64%. The weighted average rate reflects the fixed rate.

Joint Ventures

Weingarten Realty Investors
Unconsolidated Joint Venture Financial Statements at 100%
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
Condensed Statements of Income	2015	2014	2015	2014

Revenues:
Base minimum rent, net	$28,208	$27,302	$111,835	$112,388
Straight line rent	95	33	839	404
Over/Under-market rentals, net	(37)	210	646	704
Percentage rent	277	398	691	966
Tenant reimbursements	8,465	8,427	33,021	33,108
Other income	613	501	1,843	5,731
Total	37,621	36,871	148,875	153,301

Expenses:
Depreciation and amortization	9,819	9,399	37,771	40,235
Interest, net	4,202	4,965	17,053	22,657
Operating	7,223	7,292	26,797	27,365
Real estate taxes, net	4,590	4,335	18,525	18,159
General and administrative	180	195	839	916
Provision for income taxes	52	74	197	417
Impairment loss	—	1,526	7,487	1,526
Total	26,066	27,786	108,669	111,275

Gain on dispositions	3,778	4,953	5,171	12,949

Net income	$15,333	$14,038	$45,377	$54,975

Condensed Balance Sheets
			December 31,
			2015	2014
ASSETS

Property			$1,290,784	$1,331,445
Accumulated depreciation			(293,474)	(279,067)
Property, net			997,310	1,052,378

Other assets, net *			130,251	125,332

Total			$1,127,561	$1,177,710

LIABILITIES AND EQUITY

Debt, net *			$345,186	$379,258
Amounts payable to Weingarten Realty Investors and Affiliates			12,285	13,749
Other liabilities, net			29,509	26,226
Total			386,980	419,233

Equity			740,581	758,477

Total			$1,127,561	$1,177,710

*
Effective December 31, 2015, ASU 2015-03, "Simplifying the Presentation of Debt Issuance Costs" was adopted. Reclassification of prior year's amounts was made to conform to the current year presentation.

Weingarten Realty Investors
Unconsolidated Joint Venture Financial Statements at Pro rata Share
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
Condensed Statements of Income	2015	2014	2015	2014
Revenues:
Base minimum rent, net	$10,755	$10,186	$42,326	$41,628
Straight line rent	24	31	226	164
Over/Under-market rentals, net	(57)	55	49	120
Percentage rent	108	131	240	329
Tenant reimbursements	3,287	3,125	12,484	12,194
Other income	275	213	801	1,551
Total	14,392	13,741	56,126	55,986

Expenses:
Depreciation and amortization	3,849	3,504	14,451	14,793
Interest, net	1,820	1,999	7,350	8,729
Operating	2,735	2,710	10,018	9,981
Real estate taxes, net	1,812	1,657	7,150	6,891
General and administrative	53	57	271	297
Provision for income taxes	26	35	99	240
Impairment loss	—	305	1,497	305
Total	10,295	10,267	40,836	41,236

Gain on dispositions	943	1,895	1,558	4,919

Net income	$5,040	$5,369	$16,848	$19,669

Condensed Balance Sheets			December 31,
			2015	2014
ASSETS

Property			$468,571	$460,511
Accumulated depreciation			(112,313)	(104,338)
Property, net			356,258	356,173

Notes receivable from real estate joint ventures and partnerships			4,659	4,900
Unamortized lease costs, net			16,652	16,610
Accrued rent and accounts receivable (net of allowance for doubtful accounts of $155 in 2015 and $270 in 2014)			13,719	13,376
Cash and cash equivalents			16,571	13,937
Restricted deposits and mortgage escrows			81	329
Notes receivable and mortgage bonds, net			5	23
Out-of-market rentals, net			1,166	1,185
Other assets, net			1,846	1,837
Total			$410,957	$408,370

LIABILITIES AND EQUITY

Debt, net *			$145,676	$155,524
Amounts payable to Weingarten Realty Investors and Affiliates			5,420	5,893
Accounts payable and accrued expenses			6,787	6,234
Deferred revenue			858	847
Out-of-market rentals, net			4,179	2,627
Interest rate derivative			40	92
Other liabilities, net			758	545
Total			163,718	171,762

Equity			247,239	236,608

Total			$410,957	$408,370
Notes:
The Consolidated Financial Statements at pro rata share include only the real estate operations of joint ventures and partnerships at WRI’s ownership percentages. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

*
Effective December 31, 2015, ASU 2015-03, "Simplifying the Presentation of Debt Issuance Costs" was adopted. Reclassification of prior year's amounts was made to conform to the current year presentation.

Weingarten Realty Investors
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships
December 31, 2015
(in thousands, except number of properties and percentages)

					Weingarten Realty
Joint Venture Partner	Number of Operating Properties (1)(2)	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment Balance	Equity in Earnings (Losses) of Unconsolidated JVs

TIAA Florida Retail LLC	2	433	$129,777	$—	20.0%	$—	$25,801	$(122)
Perlmutter SRP, LLC	5	436	74,914	56,163	25.0%	14,040	3,745	969
Collins	8	1,160	127,891	21,648	50.0%	10,824	47,272	3,674
AEW - Institutional Client	5	437	103,730	—	20.0%	—	20,523	1,128
BIT Retail	3	720	147,126	—	20.0%	—	28,658	1,192
Jamestown	6	1,339	134,720	79,444	20.0%	15,889	10,497	2,131
Fidelis Realty Partners	1	491	135,252	78,818	57.8%	45,518	30,404	2,200
Sleiman Enterprises	2	170	17,700	13,179	50.0%	6,590	2,749	362
Bouwinvest	2	353	100,845	—	51.0%	—	48,741	1,026

Other	10	2,375	155,606	95,934	55.1%	52,815	48,651	6,740

Total	44	7,913	$1,127,561	$345,186	38.9%	$145,676	$267,041	$19,300

Joint Venture Description

TIAA Florida Retail LLC	Joint venture with an institutional partner, TIAA-CREF Global Real Estate
Perlmutter SRP, LLC	Retail joint venture with an institutional partner through Perlmutter Investment Company
Collins	Primarily a development joint venture in the Texas Rio Grande Valley
AEW - Institutional Client	Joint venture with an institutional partner through AEW Capital Management
BIT Retail	Retail joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust
Jamestown	Retail joint venture in Florida
Fidelis Realty Partners	Retail joint venture in Texas
Sleiman Enterprises	Retail joint venture in Florida
Bouwinvest	Retail joint venture with West Coast focus

(1) Excludes land held for development.
(2) Excludes additional consolidated joint ventures such as AEW Capital Management.

Weingarten Realty Investors
Unconsolidated Joint Venture Mortgage Debt Information
As of December 31, 2015
(in thousands, except number of properties, percentages and term)

Balance Summary

		At 100%
Joint Venture Partner	# of Mortgaged Properties (2)	Mortgage Balance (1)(2)	Average Interest Rate	Average Remaining Term (yrs)

Perlmutter SRP, LLC	4	$56,163	5.6%	0.5
Collins	2	21,648	6.0%	9.2
Jamestown	6	79,444	2.7%	0.5
Fidelis Realty Partners	1	78,818	4.0%	4.9
Sleiman Enterprises	2	13,179	5.1%	5.5
Other	4	96,001	5.6%	3.1

Total	19	$345,253	4.6%	2.7

Schedule of Maturities

	At 100%		At WRI Share
	Maturities (1)(2)	Weighted Average Rate	Maturities (1)(2)	Weighted Average Rate

2016	$154,057	4.2%	$42,489	4.3%
2017	56,810	5.0%	26,076	5.0%
2018	6,253	4.9%	3,450	4.9%
2019	6,576	4.9%	3,628	4.9%
2020	93,148	4.8%	55,586	4.8%
2021	16,049	5.3%	8,157	5.3%
2022	1,833	5.9%	916	5.9%
2023	1,936	5.9%	968	5.9%
2024	2,046	6.1%	1,023	6.1%
2025	2,034	6.3%	1,017	6.3%
Thereafter	4,511	6.4%	2,256	6.4%
Total	$345,253		$145,566

(1)	Excludes non-cash debt related items.

(2)	Excludes additional consolidated joint ventures such as AEW Capital Management.
Note:
All mortgages are fixed rate with the exception of four Jamestown mortgages and one other mortgage, which are variable rate ($55.0 million and $24.7 million, respectively at 100%) and mature in 2016.

Portfolio Summary

Weingarten Realty Investors
Tenant Diversification by Percent of Base Minimum Rent
As of December 31, 2015
(at pro rata share)
(in thousands, except percentages and # of units)

Rank	Tenant Name (1)(2)	Credit Ranking (S&P / Moody's)	# of Units	Total Annualized Base Minimum Rent	% of Total Annualized Base Minimum Rent	Total SF	% of Total SF

1	The Kroger Co.	BBB/Baa2	28	$12,408	2.98%	1,530	5.46%
2	TJX Companies, Inc.	A+/A2	41	10,465	2.52%	1,017	3.63%
3	Ross Stores, Inc.	A-/A3	34	8,739	2.10%	759	2.71%
4	Petsmart, Inc.	B+/B1	23	7,027	1.69%	433	1.54%
5	Albertsons Companies, Inc.	N/A/N/A	21	6,980	1.68%	923	3.29%
6	H-E-B	N/A/N/A	8	6,730	1.62%	539	1.92%
7	Home Depot, Inc.	A/A2	5	5,854	1.41%	541	1.93%
8	Office Depot, Inc.	B-/B2	26	5,651	1.36%	463	1.65%
9	Bed Bath & Beyond, Inc.	A-/Baa1	21	5,505	1.32%	484	1.73%
10	Whole Foods Market, Inc.	BBB-/Baa3	8	5,328	1.28%	311	1.11%
11	Best Buy, Inc.	BB+/Baa1	10	4,817	1.16%	290	1.03%
12	Dollar Tree Stores, Inc.	BB/Ba2	48	4,680	1.13%	443	1.58%
13	The Sports Authority	N/A/N/A	7	4,023	0.97%	270	0.96%
14	24 Hour Fitness Inc.	B/B2	7	3,796	0.91%	171	0.61%
15	Petco Animal Supplies, Inc.	B/B3	20	3,779	0.91%	222	0.79%
16	Hobby Lobby Stores, Inc.	N/A/N/A	7	3,529	0.85%	415	1.48%
17	Gap, Inc.	BBB-/Baa2	12	3,085	0.74%	174	0.62%
18	Walmart Stores, Inc.	AA/Aa2	6	3,004	0.72%	453	1.62%
19	Ascena Retail Group	BB/Ba2	26	2,707	0.65%	141	0.50%
20	Barnes & Noble Inc.	N/A/N/A	7	2,642	0.64%	165	0.59%
21	LA Fitness	B/B2	4	2,617	0.63%	133	0.47%
22	Michaels Stores, Inc.	N/A/B2	13	2,608	0.63%	221	0.79%
23	Starbucks Corporation	A-/A2	42	2,522	0.61%	65	0.23%
24	Mattress Firm	B+/N/A	23	2,491	0.60%	83	0.30%
25	JPMorgan Chase Bank	A/A3	24	2,319	0.56%	81	0.29%

	Grand Total		471	$123,304	29.66%	10,325	36.83%

(1)	Tenant Names:	DBA Names:
	The Kroger Co.	Kroger (13), Harris Teeter (7), Smith's Food (1), Ralph's (1), Fry's Food (3), King Soopers (2), Food 4 Less (1)
	TJX Companies, Inc.	T.J. Maxx (14), Marshalls (20), Home Goods (7)
	Ross Stores, Inc.	Ross Dress for Less (31), dd's Discounts (1)
	Albertsons Companies, Inc.	Albertsons (5), Randalls (4), Safeway (8), Vons (3), United Supermarkets (1)
	Office Depot, Inc.	Office Depot (16), Office Max (10)
	Bed Bath & Beyond, Inc.	Bed Bath & Beyond (12), Cost Plus (7), buybuy BABY (2)
	Dollar Tree Stores, Inc.	Dollar Tree (38), Family Dollar (8), Greenbacks (1), Deal$ (1)
	Gap, Inc.	GAP (2), Old Navy (10)
	Walmart Stores, Inc.	Walmart (3), Walmart Neighborhood (3)
	Ascena Retail Group	Lane Bryant (9), Dressbarn (9), Justice (4), Catherines (2), AnnTaylor (1), Loft (1)
	LA Fitness	LA Fitness (3), Fitness International (1)
	Michaels Stores, Inc.	Michaels (11), Aaron Brothers (2)
	Mattress Firm	Mattress Firm (20), Bedmart (1), Mattress Pro (1), Mattress Giant (1)
(2)	Target owns and occupies 24 units not included above.

Weingarten Realty Investors
Portfolio Operating Information
(at pro rata share)
(in thousands, except percentages and leases)

Leasing Activity / Rent Growth
Signed Leases

	Comparable:				Number of Leases	Square Feet	New Rent $/SF	Prior Rent $/SF	TI's $/SF	Cash Change in Base Rent	Weighted Average Term (Years)

	All Leases
	Quarter Ended December 31, 2015				206	682	$21.28	$18.05	$8.71	17.9%
	Quarter Ended September 30, 2015				239	812	19.50	17.43	7.23	11.9%
	Quarter Ended June 30, 2015				219	659	18.63	16.60	4.10	12.2%
	Quarter Ended March 31, 2015				216	1,206	14.13	12.97	2.91	8.9%
	Rolling 12 months				880	3,359	$17.76	$15.80	$5.36	12.5%

	New Leases
	Quarter Ended December 31, 2015				54	168	$26.63	$19.51	$35.03	36.5%	9.4
	Quarter Ended September 30, 2015				73	227	21.57	18.19	25.58	18.6%	7.9
	Quarter Ended June 30, 2015				60	132	20.61	17.64	20.38	16.8%	5.8
	Quarter Ended March 31, 2015				49	142	18.84	17.26	24.69	9.2%	6.9
	Rolling 12 months				236	669	$22.07	$18.21	$26.73	21.2%	7.8

	Renewals
	Quarter Ended December 31, 2015				152	514	$19.53	$17.58	$0.13	11.1%
	Quarter Ended September 30, 2015				166	585	18.70	17.14	0.12	9.1%
	Quarter Ended June 30, 2015				159	527	18.13	16.34	—	10.9%
	Quarter Ended March 31, 2015				167	1,064	13.50	12.40	0.00	8.9%
	Rolling 12 months				644	2,690	$16.69	$15.19	$0.05	9.9%

	Comparable & Non-Comparable:
	Quarter Ended December 31, 2015				249	833
	Quarter Ended September 30, 2015				291	936
	Quarter Ended June 30, 2015				261	758
	Quarter Ended March 31, 2015				271	1,388
	Rolling 12 months				1,072	3,915

Lease
Expirations (1)

Assumes No Exercise of Renewal Options

	Anchor Tenants (2)				Non-Anchor Tenants				Total Tenants
Year	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)
M-T-M	14	0%	$13.13	0%	191	2%	$20.40	2%	205	1%	$19.89	1%
2016	1,053	6%	11.24	6%	1,348	15%	23.64	14%	2,401	9%	18.20	11%
2017	2,238	13%	12.05	14%	1,552	18%	24.61	17%	3,790	15%	17.20	16%
2018	2,220	13%	10.79	13%	1,406	16%	25.36	16%	3,626	14%	16.44	14%
2019	2,142	13%	10.46	12%	1,126	13%	26.26	13%	3,269	13%	15.90	13%
2020	2,240	13%	10.99	13%	1,209	14%	26.46	14%	3,449	14%	16.41	14%
2021 - 2026	5,075	30%	11.81	31%	1,859	21%	25.62	21%	6,934	27%	15.51	26%

Assumes Exercise of all Renewal Options (4)

	Anchor Tenants (2)				Non-Anchor Tenants				Total Tenants
Year	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)
M-T-M	14	0%	$13.13	0%	184	2%	$20.30	2%	199	1%	$19.78	1%
2016	334	2%	13.86	2%	827	9%	24.41	8%	1,162	5%	21.37	5%
2017	222	1%	14.20	1%	912	10%	24.68	9%	1,133	4%	22.63	5%
2018	276	2%	14.15	2%	754	9%	26.37	8%	1,031	4%	23.09	5%
2019	169	1%	10.39	1%	667	8%	25.80	7%	837	3%	22.68	4%
2020	269	2%	12.42	1%	648	7%	28.04	7%	917	4%	23.45	4%
2021 - 2026	2,557	15%	12.63	14%	2,457	28%	26.98	27%	5,015	20%	19.66	20%

(1)	Reflects in-place leases as of December 31, 2015.

(2)	Anchor tenants represent any tenant at least 10,000 square feet.

(3)	Revenue includes minimum base rent only.

(4)	Revenue for leases with future option rent based on fair market value, or CPI is reported as of the last year in the current lease term.

Weingarten Realty Investors
Portfolio Operating Information (continued)
(at pro rata share)
(in thousands, except percentages)

Occupancy

	Quarter Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Signed Basis
Anchor (1)	98.2%	98.1%	98.7%	98.7%	98.9%
Non-Anchor	90.2%	90.2%	90.3%	90.3%	89.8%
Total Retail	95.2%	95.2%	95.6%	95.6%	95.5%
Other	85.4%	86.2%	87.9%	87.4%	87.1%
Total Signed	95.1%	95.1%	95.5%	95.5%	95.4%

Commenced Basis
Anchor (1)	96.7%	96.8%	97.3%	97.5%	97.3%
Non-Anchor	87.4%	87.4%	87.8%	87.8%	87.6%
Total Retail	93.3%	93.3%	93.8%	93.9%	93.7%
Other	85.4%	86.2%	87.9%	87.4%	87.1%
Total Commenced	93.2%	93.3%	93.7%	93.9%	93.7%

Same Property (2)
Signed Basis	96.1%	96.1%	96.4%	96.3%	96.3%
Commenced Basis	94.6%	94.5%	95.1%	95.3%	95.0%

Average Base Rents (3)

	Quarter Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Commenced Basis
Anchor (1)	$12.20	$12.07	$12.06	$11.98	$11.85
Non-Anchor	25.25	24.90	24.59	24.29	24.00
Total	$16.92	$16.70	$16.63	$16.45	$16.24

Same Property Net Operating Income Growth (4)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2015	2014	% Change	2015	2014	% Change
Revenue
Minimum Rent	$95,408	$93,058	2.5%	$378,592	$366,973	3.2%
Bad Debt (net of recoveries)	(123)	66	-286.4%	611	364	67.9%
Percentage Rent	1,020	941	8.4%	2,886	3,017	-4.3%
Tenant Reimbursements	25,847	25,237	2.4%	101,913	98,825	3.1%
Other	529	1,298	-59.2%	2,480	3,422	-27.5%
	122,681	120,600	1.7%	486,482	472,601	2.9%
Expenses
Property Operating Expenses	21,308	20,718	2.8%	78,447	77,195	1.6%
Real Estate Taxes	13,228	13,524	-2.2%	56,187	54,701	2.7%
	34,536	34,242	0.9%	134,634	131,896	2.1%
Net Operating Income	88,145	86,358	2.1%	351,848	340,705	3.3%

Redevelopment NOI (5)	5,662	5,426	4.3%	22,783	21,409	6.4%

NOI (Excl. Redevelopment)	$82,483	$80,932	1.9%	$329,065	$319,296	3.1%

(1)	Anchor tenants represent any tenant at least 10,000 square feet.

(2)	Same Property Occupancy includes operating centers that have been owned for the same comparable time duration.
Same Property excludes any new development, redevelopment, and any acquired or sold centers during the same time duration.

(3)	Average Base rent per Leased SF excludes ground leases.

(4)	Same Property NOI Growth includes the Company's share of unconsolidated real estate joint ventures and partnerships and provisions for uncollectible amounts and related recoveries. It excludes the effect of lease cancellation income and straight-line rent adjustments and is reported on a cash basis.

(5)	Refer to Page 12 for current list of active and completed redevelopment properties included in SPNOI.

Weingarten Realty Investors
Total Net Operating Income by Geographic Region (1)
(at pro rata share)
(in thousands, except percentages)

	Twelve Months Ended December 31,
	2015	%	2014	%	2013	%	2012	%	2011	%
West Region
California	$66,900	17.4%	$66,510	17.2%	$63,885	16.7%	$59,163	15.0%	$53,618	13.2%
Washington	3,074	0.8%	2,925	0.8%	2,547	0.7%	2,048	0.5%	1,978	0.5%
Oregon	1,603	0.4%	1,513	0.4%	1,565	0.4%	1,528	0.4%	1,349	0.3%
Total West Region	71,577	18.6%	70,948	18.4%	67,997	17.8%	62,738	15.9%	56,945	14.0%
Mountain Region
Nevada	$31,162	8.1%	$30,238	7.8%	$28,334	7.4%	$30,094	7.6%	$30,525	7.5%
Arizona	30,622	8.0%	28,804	7.5%	27,079	7.1%	26,032	6.6%	25,450	6.3%
Colorado	13,961	3.6%	12,519	3.2%	11,393	3.0%	13,778	3.5%	12,485	3.1%
New Mexico	3,006	0.8%	3,033	0.8%	4,500	1.2%	4,622	1.2%	4,993	1.2%
Utah	2,428	0.6%	2,808	0.7%	3,458	0.9%	3,556	0.9%	3,494	0.9%
Total Mountain Region	81,180	21.1%	77,401	20.0%	74,764	19.6%	78,082	19.8%	76,947	19.0%
Central Region
Texas	$104,874	27.3%	$109,843	28.4%	$105,849	27.6%	$116,645	29.5%	$129,540	32.0%
Arkansas	2,055	0.5%	3,132	0.8%	3,266	0.9%	3,089	0.8%	3,106	0.8%
Louisiana	1,094	0.3%	5,152	1.4%	10,387	2.7%	9,185	2.3%	8,272	2.0%
Oklahoma	513	0.1%	632	0.2%	682	0.2%	921	0.2%	1,083	0.3%
Missouri	—	0.0%	1,071	0.3%	1,123	0.3%	852	0.2%	1,061	0.3%
Illinois	—	0.0%	—	0.0%	—	0.0%	2,464	0.6%	2,556	0.6%
Kansas	—	0.0%	—	0.0%	—	0.0%	474	0.1%	1,181	0.3%
Total Central Region	108,536	28.2%	119,830	31.1%	121,307	31.7%	133,629	33.7%	146,799	36.3%
Mid-Atlantic Region
North Carolina	$21,116	5.5%	$20,602	5.3%	$23,123	6.0%	$25,074	6.3%	$25,656	6.3%
Georgia	20,815	5.4%	19,080	4.9%	20,340	5.3%	19,767	5.0%	19,845	4.9%
Tennessee	8,480	2.2%	8,152	2.1%	6,903	1.8%	7,770	2.0%	7,491	1.8%
Kentucky	7,352	1.9%	7,554	2.0%	7,324	1.9%	7,050	1.8%	6,890	1.7%
Maryland	4,695	1.2%	4,025	1.0%	2,965	0.8%	1,063	0.3%	—	0.0%
Virginia	2,842	0.7%	334	0.1%	—	0.0%	1,805	0.5%	3,551	0.9%
South Carolina	290	0.1%	277	0.1%	273	0.1%	265	0.1%	268	0.1%
Maine	—	0.0%	—	0.0%	—	0.0%	40	0.0%	214	0.1%
Total Mid-Atlantic Region	65,590	17.0%	60,023	15.5%	60,927	15.9%	62,833	16.0%	63,915	15.8%
Southeast Region
Florida	$57,300	15.0%	$58,029	15.0%	$57,443	15.0%	$57,620	14.6%	$60,361	14.9%
Total Southeast Region	57,300	15.0%	58,029	15.0%	57,443	15.0%	57,620	14.6%	60,361	14.9%
Total Net Operating Income	$384,184	100.0%	$386,231	100.0%	$382,438	100.0%	$394,902	100.0%	$404,967	100.0%
(1) The Net Operating Income at pro rata share includes the real estate operations of joint ventures at WRI's ownership percentages ranging from 15% to 75% except for the operations of downreit partnerships, which are included at 100%. Net Operating Income excludes the effect of lease cancellation income, straight-line rent adjustments and impairment charges. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Property Listing

Weingarten Realty Investors
Summary Property Listing
As of December 31, 2015

		Gross Leasable Area
ALL PROPERTIES BY STATE	# of Properties	WRI Owned	Joint Venture Share	Owned by Other	Total

Arizona	22	2,245,705	93,345	1,640,069	3,979,119
Arkansas	1	180,200	—	—	180,200
California	28	4,109,569	52,614	961,424	5,123,607
Colorado	9	1,036,009	536,162	1,210,338	2,782,510
Florida	34	4,095,784	1,860,227	1,303,638	7,259,648
Georgia	14	1,646,731	137,071	897,264	2,681,066
Kentucky	4	634,305	—	127,614	761,919
Louisiana	2	244,342	107,974	9,200	361,516
Maryland	2	94,123	—	—	94,123
Nevada	12	2,289,196	—	1,591,626	3,880,822
New Mexico	2	229,672	—	27,330	257,002
North Carolina	17	1,970,436	72,116	790,167	2,832,719
Oregon	3	119,871	90,777	66,276	276,924
Tennessee	5	694,005	—	154,340	848,345
Texas	69	7,815,869	2,539,297	2,715,084	13,070,251
Utah	2	309,330	—	134,576	443,906
Virginia	1	116,922	116,922	—	233,843
Washington	5	203,048	298,609	65,571	567,228
Total	232	28,035,117	5,905,114	11,694,517	45,634,748

Footnotes for detail property listing
(1) Denotes partial ownership. The square feet figures represent WRI's proportionate ownership of the property held by the joint venture or partnership.
(2) Denotes property currently under development.
(3) Denotes properties that are not consolidated for SEC reporting purposes.
(4) Denotes single tenant retail property.
( ) Retailers in parenthesis are not a part of the owned property.
Notes: Square feet is reflective of area available to be leased. Average Base Rent per Leased SF excludes ground leases.

Weingarten Realty Investors
Property Listing
As of December 31, 2015

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Operating Properties
Arizona
Mohave Crossroads	Lake Havasu City-Kingman, AZ		100.0%		182,168	395,477	12.38	79.1%		(Target), (Kohl's), PetSmart, Bed Bath & Beyond, Ross Dress for Less, 99 Cents Only
Arrowhead Festival Shopping Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		29,834	194,309	27.20	78.3%		(Sports Authority), (Toys “R” Us), (Bed Bath & Beyond)
Broadway Marketplace	Phoenix-Mesa-Scottsdale, AZ		100.0%		82,757	87,379	13.02	88.5%		Office Max, Ace Hardware
Camelback Village Square	Phoenix-Mesa-Scottsdale, AZ		100.0%		132,731	240,951	13.65	96.9%	Fry’s Supermarket	Office Max
Desert Village Shopping Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		101,685	107,071	22.69	97.0%	AJ Fine Foods	CVS
Fountain Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		113,536	305,588	9.35	96.2%	Fry’s Supermarket	Dollar Tree, (Lowe's)
Laveen Village Marketplace	Phoenix-Mesa-Scottsdale, AZ		100.0%		39,763	318,805	28.45	100.0%	(Fry’s Supermarket)	(Home Depot)
Monte Vista Village Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		45,751	108,551	24.25	90.5%	(Safeway)
Palmilla Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		103,568	178,219	18.51	100.0%	(Fry’s Supermarket)	Office Max, PetSmart, Dollar Tree
Phoenix Office Building	Phoenix-Mesa-Scottsdale, AZ		100.0%		21,122	21,122	N/A	88.0%		Weingarten Realty Regional Office, Endurance Rehab
Pueblo Anozira Shopping Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		157,607	157,607	15.13	98.5%	Fry’s Supermarket	Petco, Dollar Tree
Raintree Ranch Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		129,822	133,020	25.86	100.0%	Whole Foods
Red Mountain Gateway	Phoenix-Mesa-Scottsdale, AZ		100.0%		69,213	199,013	14.83	93.3%		(Target), Bed Bath & Beyond, Famous Footwear
Scottsdale Horizon	Phoenix-Mesa-Scottsdale, AZ		100.0%		155,006	155,006	16.39	99.1%	Safeway	CVS
Squaw Peak Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		60,728	60,728	18.27	100.0%	Sprouts Farmers Market
Summit at Scottsdale	Phoenix-Mesa-Scottsdale, AZ		51.0%	(1)(3)	97,154	322,999	16.73	100.0%	Safeway	(Target), CVS, OfficeMax, PetSmart
The Shoppes at Parkwood Ranch	Phoenix-Mesa-Scottsdale, AZ		100.0%		92,626	106,738	13.03	100.0%		Hobby Lobby, Dollar Tree
Entrada de Oro Plaza Shopping Center	Tucson, AZ		100.0%		88,665	109,075	18.48	97.7%	Walmart Neighborhood Market
Madera Village Shopping Center	Tucson, AZ		100.0%		96,697	106,858	12.46	99.0%	Safeway	Dollar Tree
Oracle Crossings	Tucson, AZ		100.0%		251,194	261,194	17.93	100.0%	Sprouts Farmers Market	Kohl's, Home Goods
Oracle Wetmore Shopping Center	Tucson, AZ		100.0%		150,150	343,278	24.84	98.7%		(Home Depot), (Nordstrom Rack), Jo Ann Fabric, Cost Plus, PetSmart, Walgreens, Ulta Beauty
Shoppes at Bears Path	Tucson, AZ		100.0%		43,928	66,131	16.58	77.0%		(CVS Drug)
Arizona Total:	# of Properties:	22			2,245,705	3,979,119	17.05	95.7%
Arkansas
Markham West Shopping Center	Little Rock-North Little Rock-Conway, AR		100.0%		180,200	180,200	10.49	99.2%		Academy, Office Depot, Michaels, Dollar Tree
Arkansas Total:	# of Properties:	1			180,200	180,200	10.49	99.2%
California
8000 Sunset Strip Shopping Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		169,797	169,797	40.79	99.1%	Trader Joe's	Crunch, Sundance Cinemas, CB2
Buena Vista Marketplace	Los Angeles-Long Beach-Anaheim, CA		100.0%		91,846	91,846	29.28	95.7%	Smart & Final Stores LLC	Dollar Tree
Centerwood Plaza	Los Angeles-Long Beach-Anaheim, CA		100.0%		75,486	75,486	15.03	91.1%	Superior Grocers	Dollar Tree
The Westside Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		36,540	36,540	42.70	86.8%		Guitar Center
Westminster Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		417,567	440,437	18.46	97.8%	Albertsons	Home Depot, Ross Dress for Less, Petco, Rite Aid, Dollar Tree, 24 Hour Fitness

Weingarten Realty Investors
Property Listing
As of December 31, 2015

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Hallmark Town Center	Madera, CA		100.0%		85,066	98,359	13.49	96.4%	Food 4 Less
Marshall's Plaza	Modesto, CA		100.0%		78,752	85,952	15.38	88.0%		Marshalls, Dress Barn, Guitar Center
Chino Hills Marketplace	Riverside-San Bernardino-Ontario, CA		100.0%		310,913	310,913	21.01	96.7%		Dollar Tree, 24 Hour Fitness, Rite Aid
Jess Ranch Marketplace	Riverside-San Bernardino-Ontario, CA		100.0%		208,656	307,826	19.26	97.3%	(Winco Foods)	Burlington Coat Factory, PetSmart, Rite Aid, Big 5
Jess Ranch Marketplace Phase III	Riverside-San Bernardino-Ontario, CA		100.0%		184,809	194,342	21.05	97.0%	(Winco Foods)	Best Buy, Cinemark Theatres, Bed Bath & Beyond, 24 Hour Fitness
Menifee Town Center	Riverside-San Bernardino-Ontario, CA		100.0%		124,431	258,734	16.93	99.2%	Ralph's	Ross Dress for Less, Dollar Tree
Stoneridge Town Centre	Riverside-San Bernardino-Ontario, CA		67.0%	(1)(3)	106,821	434,450	23.36	75.4%	(Super Target)	(Kohl's)
Discovery Plaza	Sacramento--Roseville--Arden-Arcade, CA		100.0%		93,398	93,398	17.34	94.2%	Bel Air Market
Prospector's Plaza	Sacramento--Roseville--Arden-Arcade, CA		100.0%		243,907	252,521	19.81	97.2%	SaveMart	Kmart, CVS, Ross Dress for Less
Summerhill Plaza	Sacramento--Roseville--Arden-Arcade, CA		100.0%		128,835	128,835	11.78	92.4%	Raley’s	Dollar Tree
Valley Shopping Center	Sacramento--Roseville--Arden-Arcade, CA		100.0%		98,240	107,005	19.18	33.8%
El Camino Promenade	San Diego-Carlsbad, CA		100.0%		129,676	129,676	24.71	98.0%		T.J. Maxx, Staples, Dollar Tree
Rancho San Marcos Village	San Diego-Carlsbad, CA		100.0%		120,368	134,628	19.83	97.2%		24 Hour Fitness
San Marcos Plaza	San Diego-Carlsbad, CA		100.0%		35,880	81,086	34.16	84.4%	(Albertsons)
580 Market Place	San Francisco-Oakland-Hayward, CA		100.0%		100,097	100,097	30.15	100.0%	Safeway	24 Hour Fitness, Petco
Gateway Plaza	San Francisco-Oakland-Hayward, CA		100.0%		194,601	352,690	22.47	98.1%	Raley’s	24 Hour Fitness
Greenhouse Marketplace	San Francisco-Oakland-Hayward, CA		100.0%		146,658	236,427	21.25	91.2%	(Safeway)	(CVS), Jo-Ann Fabrics, 99 Cents Only, Factory 2 U, Petco
Cambrian Park Plaza	San Jose-Sunnyvale-Santa Clara, CA		100.0%		170,449	170,449	16.21	96.8%		Beverages & More, Dollar Tree, Cambrian Bowl
Silver Creek Plaza	San Jose-Sunnyvale-Santa Clara, CA		100.0%		132,925	202,820	25.18	97.7%	Safeway	Walgreens, (Orchard Supply)
Freedom Centre	Santa Cruz-Watsonville, CA		100.0%		150,865	150,865	15.28	100.0%	Safeway	Rite Aid, Big Lots
Stony Point Plaza	Santa Rosa, CA		100.0%		194,569	200,011	14.57	100.0%	Food Maxx	Ross Dress for Less, Fallas Paredes
Creekside Center	Vallejo-Fairfield, CA		100.0%		115,991	115,991	19.87	94.3%	Raley’s
Southampton Center	Vallejo-Fairfield, CA		100.0%		162,426	162,426	19.68	97.3%	Raley’s	Ace Hardware, Dollar Tree
California Total:	# of Properties:	28			4,109,569	5,123,607	20.79	94.6%
Colorado
Aurora City Place	Denver-Aurora-Lakewood, CO		50.0%	(1)(3)	180,478	542,956	15.82	96.6%	(Super Target)	Sports Authority, Barnes & Noble, Ross Dress For Less, PetSmart
Cherry Creek Retail Center	Denver-Aurora-Lakewood, CO		100.0%		78,148	272,658	25.95	100.0%	(Super Target)	Sports Authority, PetSmart
CityCenter Englewood	Denver-Aurora-Lakewood, CO		51.0%	(1)(3)	136,871	358,374	15.37	91.5%		(Walmart), Ross Dress for Less, Petco, Office Depot, 24 Hour Fitness
Crossing at Stonegate	Denver-Aurora-Lakewood, CO		51.0%	(1)(3)	55,632	109,082	17.34	100.0%	King Sooper’s
Edgewater Marketplace	Denver-Aurora-Lakewood, CO		100.0%		144,553	270,548	11.71	100.0%	King Sooper's	Ace Hardware, (Target)
Green Valley Ranch Towne Center	Denver-Aurora-Lakewood, CO		50.0%	(1)(3)	28,440	114,881	21.97	100.0%	(King Sooper’s)
Lowry Town Center	Denver-Aurora-Lakewood, CO		50.0%	(1)(3)	38,349	129,398	26.60	100.0%	(Albertsons)
River Point at Sheridan	Denver-Aurora-Lakewood, CO		100.0%		265,353	598,486	14.70	96.0%		(Target), (Costco), Regal Cinema, Michaels, Conn's
Thorncreek Crossing	Denver-Aurora-Lakewood, CO		51.0%	(1)(3)	108,185	386,127	17.26	100.0%	Sprouts Farmers Market, (Super Target)	Barnes & Noble, Cost Plus, Michaels, OfficeMax, Dollar Tree
Colorado Total:	# of Properties:	9			1,036,009	2,782,510	16.74	97.2%

Weingarten Realty Investors
Property Listing
As of December 31, 2015

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Florida
Argyle Village Shopping Center	Jacksonville, FL	100.0%		306,469	306,469	11.18	97.8%	Publix	Bed Bath & Beyond, T.J. Maxx, Babies “R” Us, Jo-Ann’s Fabrics, Michaels
Atlantic West	Jacksonville, FL	50.0%	(1)(3)	42,284	180,578	13.66	100.0%	(Walmart Supercenter)	T.J. Maxx, Dollar Tree, Shoe Carnival, (Kohl's)
Epic Village St. Augustine	Jacksonville, FL	70.0%	(1)	8,542	64,180	16.55	86.6%		(Epic Theaters)
Kernan Village	Jacksonville, FL	50.0%	(1)(3)	42,579	288,780	16.10	98.4%	(Walmart Supercenter)	Ross Dress for Less, Petco
Flamingo Pines	Miami-Fort Lauderdale et al, FL	20.0%	(1)(3)	25,373	148,840	17.95	99.2%	Publix
Boca Lyons Plaza	Miami-Fort Lauderdale-West Palm Beach, FL	100.0%		117,423	117,423	22.47	97.3%	4th Generation Market	Ross Dress for Less
Embassy Lakes Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL	100.0%		131,723	179,937	13.80	92.2%	Winn Dixie	Tuesday Morning, Dollar Tree
Flamingo Pines Plaza	Miami-Fort Lauderdale-West Palm Beach, FL	100.0%		139,462	266,761	22.25	94.3%	(Walmart Supercenter)	U.S. Post Office, Florida Technical College
Hollywood Hills Plaza	Miami-Fort Lauderdale-West Palm Beach, FL	20.0%	(1)(3)	72,284	405,145	20.32	99.1%	Publix	Target, CVS
Northridge	Miami-Fort Lauderdale-West Palm Beach, FL	20.0%	(1)(3)	46,720	236,628	17.44	99.2%	Publix	Petco, Ross Dress for Less, Dollar Tree
Pembroke Commons	Miami-Fort Lauderdale-West Palm Beach, FL	20.0%	(1)(3)	59,585	318,184	14.94	100.0%	Publix	Marshalls, Office Depot, LA Fitness, Dollar Tree
Sea Ranch Centre	Miami-Fort Lauderdale-West Palm Beach, FL	100.0%		98,959	98,959	17.11	92.8%	Publix	CVS, Dollar Tree
Sunrise West Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL	25.0%	(1)(3)	19,080	84,597	14.17	85.3%	Publix
Tamiami Trail Shops	Miami-Fort Lauderdale-West Palm Beach, FL	20.0%	(1)(3)	22,173	132,564	16.54	96.0%	Publix	CVS
TJ Maxx Plaza	Miami-Fort Lauderdale-West Palm Beach, FL	100.0%		161,429	161,429	16.27	93.0%	Winn Dixie	T.J. Maxx, Dollar Tree
Vizcaya Square Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL	100.0%		110,081	110,081	16.07	98.1%	Winn Dixie
Wellington Green Commons	Miami-Fort Lauderdale-West Palm Beach, FL	100.0%		96,774	96,774	26.11	100.0%	Whole Foods Market
Wellington Green Pad Sites	Miami-Fort Lauderdale-West Palm Beach, FL	100.0%		15,580	38,080	30.59	100.0%
Clermont Landing	Orlando-Kissimmee-Sanford, FL	65.1%	(1)(3)	114,951	346,293	17.07	99.3%		(J.C. Penney), (Epic Theater), T.J. Maxx, Ross Dress for Less, Michaels
Colonial Plaza	Orlando-Kissimmee-Sanford, FL	100.0%		498,894	498,894	14.35	98.9%		Staples, Ross Dress for Less, Marshalls, Old Navy, Stein Mart, Barnes & Noble, Petco, Big Lots, Hobby Lobby
Marketplace at Seminole Towne	Orlando-Kissimmee-Sanford, FL	100.0%		318,623	500,536	15.33	97.0%	(Super Target)	Marshalls, Ross Dress for Less, Old Navy, Sports Authority, Petco
Phillips Crossing	Orlando-Kissimmee-Sanford, FL	100.0%		145,644	145,644	28.02	98.4%	Whole Foods	Golf Galaxy, Michaels
Shoppes of South Semoran	Orlando-Kissimmee-Sanford, FL	100.0%		101,611	101,611	12.23	100.0%	Walmart Neighborhood Market	Dollar Tree
The Marketplace at Dr. Phillips	Orlando-Kissimmee-Sanford, FL	20.0%	(1)(3)	65,378	326,890	23.04	99.3%	Publix	Stein Mart, Home Goods, Morton's of Chicago, Office Depot
Winter Park Corners	Orlando-Kissimmee-Sanford, FL	100.0%		102,382	102,382	20.70	100.0%	Whole Foods Market
Indian Harbour Place	Palm Bay-Melbourne-Titusville, FL	25.0%	(1)(3)	40,880	177,471	11.98	97.9%	Publix	Bealls
Pineapple Commons	Port St. Lucie, FL	20.0%	(1)(3)	51,019	269,451	15.34	100.0%		Ross Dress for Less, Best Buy, PetSmart, Marshalls, (CVS)
Quesada Commons	Punta Gorda, FL	25.0%	(1)(3)	14,722	58,890	13.00	97.7%	Publix	(Walgreens)
Shoppes of Port Charlotte	Punta Gorda, FL	25.0%	(1)(3)	10,253	63,108	19.48	100.0%	(Publix)	Petco, (Walgreens)
Countryside Centre	Tampa-St. Petersburg-Clearwater, FL	100.0%		248,253	248,253	14.50	95.2%		T.J. Maxx, Home Goods, Dick's Sporting Goods, Ross Dress for Less
East Lake Woodlands	Tampa-St. Petersburg-Clearwater, FL	20.0%	(1)(3)	21,269	106,344	13.31	100.0%	Walmart Neighborhood Market	Walgreens
Largo Mall	Tampa-St. Petersburg-Clearwater, FL	100.0%		376,960	610,047	16.97	95.1%	(Albertsons)	Bealls, Marshalls, PetSmart, Bed Bath & Beyond, Staples, Michaels, (Target)
Palms of Carrollwood	Tampa-St. Petersburg-Clearwater, FL	100.0%		156,118	156,118	14.46	88.9%	The Fresh Market	Bed Bath & Beyond, Petco

Weingarten Realty Investors
Property Listing
As of December 31, 2015

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Sunset 19 Shopping Center	Tampa-St. Petersburg-Clearwater, FL		100.0%		275,407	275,407	12.26	85.4%		Bed Bath & Beyond, Staples, Barnes & Noble, Sports Authority, Old Navy
Whole Foods @ Carrollwood	Tampa-St. Petersburg-Clearwater, FL		100.0%	(4)	36,900	36,900	N/A	100.0%	Whole Foods Market
Florida Total:	# of Properties:	34			4,095,784	7,259,648	16.42	96.0%
Georgia
Brookwood Marketplace	Atlanta-Sandy Springs-Roswell, GA		100.0%		199,594	397,295	18.65	100.0%	(Super Target)	Home Depot, Bed Bath & Beyond, Office Max
Brookwood Square Shopping Center	Atlanta-Sandy Springs-Roswell, GA		100.0%		181,333	181,333	14.66	86.3%		Marshalls, LA Fitness
Brownsville Commons	Atlanta-Sandy Springs-Roswell, GA		100.0%		27,747	81,913	20.31	84.9%	(Kroger)
Camp Creek Marketplace II	Atlanta-Sandy Springs-Roswell, GA		100.0%		196,283	228,003	14.30	100.0%		DSW, LA Fitness, Shopper's World, American Signature
Dallas Commons Shopping Center	Atlanta-Sandy Springs-Roswell, GA		100.0%		25,158	95,262	24.50	95.5%	(Kroger)
Grayson Commons	Atlanta-Sandy Springs-Roswell, GA		100.0%		76,611	76,611	14.30	92.5%	Kroger
Lakeside Marketplace	Atlanta-Sandy Springs-Roswell, GA		100.0%		137,693	332,889	16.20	100.0%	(Super Target)	Ross Dress for Less, Petco
Mansell Crossing	Atlanta-Sandy Springs-Roswell, GA		20.0%	(1)(3)	20,586	102,931	12.95	100.0%		buybuy BABY, Ross Dress for Less, Rooms to Go
Perimeter Village	Atlanta-Sandy Springs-Roswell, GA		100.0%		380,686	380,686	20.02	98.8%	Walmart Supercenter	Cost Plus World Market, DSW, Hobby Lobby
Publix at Princeton Lakes	Atlanta-Sandy Springs-Roswell, GA		20.0%	(1)(3)	13,681	72,207	17.06	100.0%	Publix
Reynolds Crossing	Atlanta-Sandy Springs-Roswell, GA		100.0%		45,758	115,983	25.28	100.0%	(Kroger)
Roswell Corners	Atlanta-Sandy Springs-Roswell, GA		100.0%		136,622	318,387	18.93	95.6%	(Super Target), Fresh Market	T.J. Maxx
Roswell Crossing Shopping Center	Atlanta-Sandy Springs-Roswell, GA		100.0%		201,979	201,979	14.99	94.4%	Trader Joe's	Office Max, PetSmart, Walgreens
Thompson Bridge Commons	Gainesville, GA		100.0%	(4)	3,000	95,587	N/A	100.0%	(Kroger)
Georgia Total:	# of Properties:	14			1,646,731	2,681,066	16.98	96.5%
Kentucky
Millpond Center	Lexington-Fayette, KY		100.0%		124,498	151,498	10.24	90.2%	Kroger
Regency Centre	Lexington-Fayette, KY		100.0%		142,738	188,782	14.31	84.8%	(Kroger)	T.J. Maxx, Michaels
Tates Creek Centre	Lexington-Fayette, KY		100.0%		198,372	203,532	14.09	98.2%	Kroger	Rite Aid
Festival on Jefferson Court	Louisville/Jefferson County, KY-IN		100.0%		168,697	218,107	13.26	90.0%	Kroger	(PetSmart), (T.J. Maxx), Staples, Party City
Kentucky Total:	# of Properties:	4			634,305	761,919	13.24	91.4%
Louisiana
K-Mart Plaza	Lake Charles, LA		50.0%	(1)(3)	107,974	225,148	9.55	100.0%	Albertsons	Kmart, Planet Fitness
Danville Plaza Shopping Center	Monroe, LA		100.0%		136,368	136,368	5.95	91.9%	County Market	Citi Trends, Surplus Warehouse
Louisiana Total:	# of Properties:	2			244,342	361,516	6.32	95.5%
Maryland
Pike Center	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%		80,841	80,841	59.94	100.0%		Pier 1, Ethan Allen
Maryland Total:	# of Properties:	1			80,841	80,841	59.94	100.0%
Nevada
Best in the West	Las Vegas-Henderson-Paradise, NV		100.0%		428,066	428,066	17.05	100.0%		Best Buy, T. J. Maxx, Babies "R" Us, Bed Bath & Beyond, Petsmart, Office Depot
Charleston Commons Shopping Center	Las Vegas-Henderson-Paradise, NV		100.0%		332,298	366,952	16.61	98.3%	Walmart	Ross Dress for Less, Office Max, 99 Cents Only, PetSmart
College Park Shopping Center	Las Vegas-Henderson-Paradise, NV		100.0%		167,654	195,367	12.22	94.6%	El Super	Factory 2 U, CVS

Weingarten Realty Investors
Property Listing
As of December 31, 2015

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Decatur 215	Las Vegas-Henderson-Paradise, NV		100.0%		77,678	304,720	14.34	100.0%	(WinCo Foods)	(Target), Hobby Lobby, Ross Dress for Less
Eastern Horizon	Las Vegas-Henderson-Paradise, NV		100.0%		65,817	353,507	21.37	91.0%	Trader Joe's, (Kmart)
Francisco Center	Las Vegas-Henderson-Paradise, NV		100.0%		116,973	148,815	11.70	90.1%	La Bonita Grocery	(Ross Dress for Less), Fallas Paredes
Paradise Marketplace	Las Vegas-Henderson-Paradise, NV		100.0%		78,077	152,672	18.74	89.1%	(Smith’s Food)	Dollar Tree
Rainbow Plaza	Las Vegas-Henderson-Paradise, NV		100.0%		273,916	273,916	13.69	97.2%	Albertsons	Ross Dress for Less, JC Penney, Home Depot, 24 Hour Fitness
Rainbow Plaza I	Las Vegas-Henderson-Paradise, NV		100.0%		136,339	136,339	13.89	93.5%	Albertsons	Ross Dress for Less, JC Penney, Home Depot, 24 Hour Fitness
Rancho Towne & Country	Las Vegas-Henderson-Paradise, NV		100.0%		84,711	161,837	12.94	100.0%	Smith’s Food
Tropicana Beltway Center	Las Vegas-Henderson-Paradise, NV		100.0%		246,483	617,821	18.14	92.8%	(Walmart Supercenter)	(Lowe’s), Ross Dress for Less, PetSmart, Office Depot, 99 Cents Only
Tropicana Marketplace	Las Vegas-Henderson-Paradise, NV		100.0%		69,429	142,597	20.30	84.3%	(Smith’s Food)	Family Dollar
Westland Fair	Las Vegas-Henderson-Paradise, NV		100.0%		211,755	598,213	16.94	94.0%	(Walmart Supercenter)	(Lowe’s), PetSmart, Office Depot, Michaels
Nevada Total:	# of Properties:	12			2,289,196	3,880,822	15.84	95.7%
New Mexico
Eastdale Shopping Center	Albuquerque, NM		100.0%		117,006	117,006	8.00	93.5%	Albertsons	Family Dollar
North Towne Plaza	Albuquerque, NM		100.0%		112,666	139,996	22.08	98.3%	Whole Foods Market	Home Goods
New Mexico Total:	# of Properties:	2			229,672	257,002	15.09	95.9%
North Carolina
Galleria Shopping Center	Charlotte-Concord-Gastonia, NC-SC		100.0%		120,674	328,276	16.57	92.5%	(Walmart Supercenter)	Off Broadway Shoes
Whitehall Commons	Charlotte-Concord-Gastonia, NC-SC		100.0%		42,183	444,803	26.00	100.0%	(Walmart Supercenter), (Publix)	(Lowe's)
Bull City Market	Durham-Chapel Hill, NC		100.0%		40,875	40,875	18.63	100.0%	Whole Foods Market
Chatham Crossing	Durham-Chapel Hill, NC		25.0%	(1)(3)	24,039	96,155	12.97	90.3%	Lowes Foods	CVS
Hope Valley Commons	Durham-Chapel Hill, NC		100.0%		81,371	81,371	25.65	96.7%	Harris Teeter
Avent Ferry Shopping Center	Raleigh, NC		100.0%		119,652	119,652	17.56	99.0%	Food Lion	Family Dollar
Capital Square	Raleigh, NC		100.0%		143,063	143,063	7.07	100.0%	Food Lion
Falls Pointe Shopping Center	Raleigh, NC		100.0%		112,199	198,549	17.17	100.0%	Harris Teeter	(Kohl’s)
High House Crossing	Raleigh, NC		100.0%		90,155	90,155	14.70	100.0%	Harris Teeter
Leesville Towne Centre	Raleigh, NC		100.0%		127,106	127,106	19.65	98.1%	Harris Teeter	Rite Aid
Northwoods Shopping Center	Raleigh, NC		100.0%		77,802	77,802	11.22	89.5%	Walmart Neighborhood Market	Dollar Tree
Six Forks Shopping Center	Raleigh, NC		100.0%		467,914	467,914	11.25	100.0%	Food Lion	Kmart, Home Depot, Bed Bath & Beyond, PetSmart
Stonehenge Market	Raleigh, NC		100.0%		188,437	188,437	13.38	100.0%	Harris Teeter	Stein Mart, Rite Aid
Wake Forest Crossing I	Raleigh, NC		100.0%		87,654	87,654	13.27	97.3%	Lowes Foods	(Kohl's), T.J. Maxx, Michaels, Ross Dress for Less, Petco
Surf City Crossing	Wilmington, NC		100.0%		63,016	63,016	20.39	89.2%	Harris Teeter
Waterford Village	Wilmington, NC		100.0%		89,483	89,483	20.89	98.4%	Harris Teeter
North Carolina Total:	# of Properties:	16			1,875,623	2,644,311	14.68	98.1%
Oregon
Clackamas Square	Portland-Vancouver-Hillsboro, OR-WA		20.0%	(1)(3)	14,790	140,227	18.48	90.0%	(Winco Foods)	T.J. Maxx

Weingarten Realty Investors
Property Listing
As of December 31, 2015

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Oak Grove Market Center	Portland-Vancouver-Hillsboro, OR-WA		100.0%		97,177	97,177	14.08	98.0%	Safeway
Raleigh Hills Plaza	Portland-Vancouver-Hillsboro, OR-WA		20.0%	(1)(3)	7,904	39,520	26.09	100.0%	New Seasons Market	Walgreens
Oregon Total:	# of Properties:	3			119,871	276,924	15.39	97.1%
Tennessee
Bartlett Towne Center	Memphis, TN-MS-AR		100.0%		192,624	192,624	11.99	99.0%	Kroger	Petco, Dollar Tree, Shoe Carnival
Highland Square	Memphis, TN-MS-AR		100.0%	(4)	14,490	14,490	N/A	100.0%		Walgreens
Mendenhall Commons	Memphis, TN-MS-AR		100.0%		88,108	88,108	11.57	97.4%	Kroger
Ridgeway Trace	Memphis, TN-MS-AR		100.0%		169,987	307,727	21.06	97.1%		(Target), Best Buy, Sports Authority, PetSmart
The Commons at Dexter Lake	Memphis, TN-MS-AR		100.0%		166,958	178,558	9.48	93.9%	Kroger	Stein Mart, Marshalls, HomeGoods
The Commons at Dexter Lake II	Memphis, TN-MS-AR		100.0%		61,838	66,838	13.83	92.7%	Kroger	Stein Mart, Marshalls, HomeGoods
Tennessee Total:	# of Properties:	5			694,005	848,345	13.66	96.6%
Texas
Bell Plaza	Amarillo, TX		15.0%	(1)	19,595	130,631	15.46	81.7%	United Supermarkets	Dollar Tree
Mueller Regional Retail Center	Austin-Round Rock, TX		100.0%		351,099	351,099	16.39	98.1%		Marshalls, PetSmart, Bed Bath & Beyond, Home Depot, Best Buy
North Park Plaza	Beaumont-Port Arthur, TX		50.0%	(1)(3)	69,963	302,460	16.20	95.0%		(Target), (Toys “R” Us), Spec's, Kirkland's
North Towne Plaza	Brownsville-Harlingen, TX		100.0%		36,000	153,000	17.03	43.3%		(Lowe's)
Rock Prairie Marketplace	College Station-Bryan, TX		100.0%	(4)	4,683	4,683	N/A	100.0%
Moore Plaza	Corpus Christi, TX		100.0%		371,443	599,415	15.46	98.5%	(H-E-B)	Office Depot, Marshalls, (Target), Old Navy, Hobby Lobby, Stein Mart
Boswell Towne Center	Dallas-Fort Worth-Arlington, TX		100.0%		4,798	66,718	N/A	100.0%	(Albertsons)
Gateway Station	Dallas-Fort Worth-Arlington, TX		70.0%	(1)	56,767	81,095	12.32	89.1%		Conn's
Overton Park Plaza	Dallas-Fort Worth-Arlington, TX		100.0%		353,431	463,431	14.66	99.1%	Sprouts Farmers Market	Sports Authority, PetSmart, T.J. Maxx, (Home Depot), Goody Goody Wines, buybuy BABY
Preston Shepard Place	Dallas-Fort Worth-Arlington, TX		20.0%	(1)(3)	72,366	361,832	17.57	89.7%		Stein Mart, Nordstrom, Marshalls, Office Depot, Petco, Golfsmith
HEB - Dairy Ashford & Memorial	Houston-Baytown-Sugar Land, TX		100.0%	(4)	36,874	36,874	N/A	100.0%	H-E-B
10-Federal Shopping Center	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	19,871	132,472	8.91	100.0%	Sellers Bros.	Palais Royal, Harbor Freight Tools
1919 North Loop West	Houston-The Woodlands-Sugar Land, TX		100.0%		138,081	138,081	N/A	72.1%		State of Texas
1935 West Gray	Houston-The Woodlands-Sugar Land, TX		100.0%	(4)	7,970	7,970	N/A	100.0%		Pier 1
Alabama Shepherd Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		59,120	59,120	21.85	100.0%	Trader Joe's	PetSmart
Baybrook Gateway	Houston-The Woodlands-Sugar Land, TX		100.0%		240,537	240,537	18.12	75.4%		Ashley Furniture, Cost Plus World Market, Barnes & Noble, Michaels
Bellaire Blvd. Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		37,699	43,891	28.12	100.0%	Randall’s
Blalock Market at I-10	Houston-The Woodlands-Sugar Land, TX		100.0%		97,277	97,277	16.47	100.0%	99 Ranch Market
Braeswood Square Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		104,778	104,778	13.67	98.3%	Belden’s	Walgreens
Broadway Shopping Center	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	11,191	74,604	8.33	100.0%		Big Lots, Family Dollar
Citadel Building	Houston-The Woodlands-Sugar Land, TX		100.0%		121,000	121,000	N/A	100.0%		Weingarten Realty Investors Corporate Office
Cullen Plaza Shopping Center	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	12,678	84,517	11.57	100.0%	Fiesta	Family Dollar

Weingarten Realty Investors
Property Listing
As of December 31, 2015

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Cypress Pointe	Houston-The Woodlands-Sugar Land, TX	100.0%		186,721	283,381	9.92	96.9%	Kroger	Babies “R” Us
Fiesta Market Place	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	4,537	30,249	8.81	100.0%	Fiesta
Galveston Place	Houston-The Woodlands-Sugar Land, TX	100.0%		210,370	210,370	11.29	99.5%	Randall’s	Office Depot, Palais Royal, Spec's
Glenbrook Square Shopping Center	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	11,684	77,890	10.05	97.3%	Kroger
Griggs Road Shopping Center	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	12,017	80,116	12.77	79.6%		99 Cents Only, Family Dollar, Citi Trends
Harrisburg Plaza	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	14,016	93,438	19.08	94.7%		Fallas Paredes
Heights Plaza Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		71,277	71,277	8.74	97.7%	Kroger
Humblewood Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		180,226	279,226	17.01	90.5%		Conn’s, Walgreens, (Michaels), (DSW)
I45/Telephone Rd.	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	25,740	171,599	12.50	100.0%	Sellers Bros.	Famsa, Fallas Paredes, Harbor Freight Tools
Lawndale Shopping Center	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	7,819	52,127	11.53	100.0%		LaMichoacana Meat Market, Family Dollar, 99 Cents Only
League City Plaza	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	19,048	126,990	12.94	89.7%	Kroger
Little York Plaza Shopping Center	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	17,082	113,878	9.57	96.0%	Sellers Bros.	Fallas Paredes
Lyons Avenue Shopping Center	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	10,144	67,629	8.13	100.0%	Fiesta	Fallas Paredes
Market at Town Center - Sugarland	Houston-The Woodlands-Sugar Land, TX	100.0%		388,865	388,865	19.88	96.6%		Old Navy, Home Goods, Marshalls, Ross Dress for Less, Nordstrom Rack, Saks Fifth Avenue OFF 5TH
Market at Westchase Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		84,084	84,084	21.77	78.9%	Whole Foods Market
Northbrook Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		174,181	174,181	15.06	89.6%	Randall’s	Office Depot, Citi Trends, Dollar Tree
Oak Forest Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		154,256	154,256	15.13	99.1%	Kroger	Ross Dress for Less, Dollar Tree, Petsmart
Randalls Center/Kings Crossing	Houston-The Woodlands-Sugar Land, TX	100.0%		126,397	126,397	17.38	99.5%	Randall’s	CVS
Richmond Square	Houston-The Woodlands-Sugar Land, TX	100.0%		92,356	92,356	21.54	100.0%		Best Buy, Cost Plus
River Oaks Shopping Center - East	Houston-The Woodlands-Sugar Land, TX	100.0%		71,265	71,265	32.01	100.0%	Kroger
River Oaks Shopping Center - West	Houston-The Woodlands-Sugar Land, TX	100.0%		247,673	247,673	32.01	93.5%	Kroger	Barnes & Noble, Talbots, Ann Taylor, GAP, JoS. A. Bank
Shoppes at Memorial Villages	Houston-The Woodlands-Sugar Land, TX	100.0%		184,354	184,354	11.19	93.1%		Rexel
Shops at Kirby Drive	Houston-The Woodlands-Sugar Land, TX	100.0%		10,000	55,460	31.24	100.0%		(Toys R Us), Freebirds Burrito
Shops at Three Corners	Houston-The Woodlands-Sugar Land, TX	70.0%	(1)	173,060	277,871	14.17	95.1%	Fiesta	Ross Dress for Less, PetSmart, Office Depot, Big Lots
Southgate Shopping Center	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	18,668	124,454	10.84	91.9%	Food-A-Rama	CVS, Family Dollar, Palais Royal
Stella Link Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		70,087	70,087	9.37	38.7%		Spec’s
The Centre at Post Oak	Houston-The Woodlands-Sugar Land, TX	100.0%		183,940	183,940	32.98	98.3%		Marshalls, Old Navy, Grand Lux Café, Nordstrom Rack, Arhaus
Tomball Marketplace	Houston-The Woodlands-Sugar Land, TX	100.0%		141,036	298,857	16.93	93.0%		(Academy), (Kohl's), Ross Dress For Less, Marshalls
Village Plaza at Bunker Hill	Houston-The Woodlands-Sugar Land, TX	57.8%	(1)(3)	283,399	490,734	24.43	99.4%	H-E-B	PetSmart, Babies "R" Us, Academy, Nordstrom Rack
Westchase Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		232,782	361,501	15.82	88.5%	Whole Foods Market	(Target), Ross Dress for Less, Golfsmith, Palais Royal, Petco
Westhill Village Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		130,851	130,851	17.83	97.5%		Ross Dress for Less, Office Depot, 99 Cents Only
Independence Plaza	Laredo, TX	100.0%		347,302	347,302	13.09	99.8%	H-E-B	T.J. Maxx, Ross, Hobby Lobby, Petco, Ulta Beauty
North Creek Plaza	Laredo, TX	100.0%		243,596	485,463	14.82	99.4%	(H-E-B)	(Target), Marshalls, Old Navy, Best Buy, Bed Bath & Beyond
Plantation Centre	Laredo, TX	100.0%		135,373	143,015	16.29	100.0%	H-E-B
Las Tiendas Plaza	McAllen-Edinburg-Mission, TX	50.0%	(1)(3)	143,976	500,084	10.99	98.9%		(Target), Academy, Conn’s, Ross Dress for Less, Marshalls, Office Depot

Weingarten Realty Investors
Property Listing
As of December 31, 2015

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Market at Nolana	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	20,315	243,821	21.20	81.3%	(Walmart Supercenter)
Market at Sharyland Place	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	53,956	301,174	19.90	95.4%	(Walmart Supercenter)	Kohl's, Dollar Tree
Northcross	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	37,532	75,065	17.54	91.3%		Barnes & Noble
Old Navy Building	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)(4)	7,500	15,000	N/A	100.0%		Old Navy
Sharyland Towne Crossing	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	176,520	484,949	15.19	94.1%	H-E-B	(Target), T.J. Maxx, Petco, Office Depot, Ross Dress for Less
South 10th St. HEB	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	51,851	103,702	12.49	100.0%	H-E-B
Trenton Crossing	McAllen-Edinburg-Mission, TX		100.0%		264,720	569,881	11.98	83.6%		(Target), Hobby Lobby, Ross Dress for Less, Marshalls, Petsmart
Starr Plaza	Rio Grande City, TX		50.0%	(1)(3)	88,346	176,693	12.27	93.3%	H-E-B	Bealls
Fiesta Trails	San Antonio-New Braunfels, TX		100.0%		309,370	485,370	15.92	96.2%	(H-E-B)	(Target), Act III Theatres, Marshalls, Office Max, Stein Mart, Petco
Parliament Square II	San Antonio-New Braunfels, TX		100.0%	(4)	54,541	54,541	8.71	100.0%		Incredible Pizza
Thousand Oaks Shopping Center	San Antonio-New Braunfels, TX		15.0%	(1)	24,271	161,806	11.39	94.5%	H-E-B	Bealls, Tuesday Morning
Valley View Shopping Center	San Antonio-New Braunfels, TX		100.0%		91,544	91,544	10.72	79.4%		Marshalls, Dollar Tree
Texas Total:	# of Properties:	69			7,815,869	13,070,251	17.05	94.0%
Utah
Taylorsville Town Center	Salt Lake City, UT		100.0%		127,231	139,007	17.27	98.2%	The Fresh Market	Rite Aid
West Jordan Town Center	Salt Lake City, UT		100.0%		182,099	304,899	12.75	71.1%		(Target), Petco
Utah Total:	# of Properties:	2			309,330	443,906	14.29	82.3%
Washington
Meridian Town Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	15,533	143,237	18.19	98.7%	(Safeway)	Jo-Ann Fabric & Craft Store, Tuesday Morning
Promenade 23	Seattle-Tacoma-Bellevue, WA		100.0%		96,860	96,860	16.04	82.6%	Red Apple Grocers	Walgreens
Queen Anne Marketplace	Seattle-Tacoma-Bellevue, WA		51.0%	(1)(3)	41,506	81,385	30.56	96.8%	Metropolitan Market	Bartell's Drug
Rainer Square Plaza	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	22,347	111,736	19.75	100.0%	Safeway	Ross Dress for Less
South Hill Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	26,802	134,010	16.62	96.3%		Bed Bath & Beyond, Ross Dress for Less, Best Buy
Washington Total:	# of Properties:	5			203,048	567,228	19.93	90.5%
Total Operating Properties	# of Properties:	229			27,810,100	45,199,215
New Development
Maryland
Nottingham Commons	Baltimore-Columbia-Towson, MD		100.0%	(2)	13,282	13,282			MOM's Organic Market	T.J. Maxx, Petco
Maryland Total:	# of Properties:	1			13,282	13,282
North Carolina
Wake Forest Crossing II	Raleigh, NC		100.0%	(2)	94,813	188,408			Lowes Foods	(Kohl's), T.J. Maxx, Michaels, Ross Dress for Less, Petco
North Carolina Total:	# of Properties:	1			94,813	188,408
Virginia
Hilltop Village Center	Washington-Arlington-Alexandria, DC-VA-MD-WV		50.0%	(1)(2)	116,922	233,843			Wegmans	L.A. Fitness
Virginia Total:	# of Properties:	1			116,922	233,843
Total New Developments	# of Properties:	3			225,017	435,533

Weingarten Realty Investors
Property Listing
As of December 31, 2015

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Operating & New Development Properties	# of Properties:	232			28,035,117	45,634,748
Unimproved Land
Arizona
Bullhead Parkway at State Route 95, Bullhead City						312,761
Lon Adams Rd. at Tangerine Farms Rd., Marana						422,532
Arizona Total:						735,293
Colorado
Highway 85 and Highway 285, Sheridan						525,334
Colorado Total:						525,334
Florida
State Road 100 & Belle Terre Parkway, Palm Coast						292,288
SR 207 at Rolling Hills Dr., St. Augustine						228,254
Florida Total:						520,542
Georgia
NWC South Fulton Pkwy. @ Hwy. 92, Union City						3,554,496
Georgia Total:						3,554,496
Nevada
SWC Highway 215 at Decatur, Las Vegas						113,589
Nevada Total:						113,589
North Carolina
U.S. Hwy. 17 & U.S. Hwy. 74/76, Leland						549,727
Highway 17 and Highway 210, Surf City						2,024,233
U.S. Highway 1 at Caveness Farms Rd., Wake Forest						1,073,144
North Carolina Total:						3,647,104
Tennessee
Poplar Avenue and Ridgeway Road, Memphis						53,579
Tennessee Total:						53,579
Texas
U.S. 77 and 83 at SHFM 802, Brownsville						914,723
Rock Prairie Rd. at Hwy. 6, College Station						323,215
Leslie Rd. at Bandera Rd., Helotes						74,052
Bissonnet at Wilcrest, Houston						40,946
Citadel Plaza at 610 North Loop, Houston						137,214
East Orem, Houston						121,968
Mesa Road at Tidwell, Houston						75,009
Northwest Freeway at Gessner, Houston						179,903
West Little York at Interstate 45, Houston						161,172

Weingarten Realty Investors
Property Listing
As of December 31, 2015

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Nolana Ave. and 29th St., McAllen					163,350
Shary Rd. at North Hwy. 83, Mission					1,521,986
9th Ave. at 25th St., Port Arthur					243,065
Gattis School Rd. at A.W. Grimes Blvd., Round Rock					57,499
Culebra Road and Westwood Loop, San Antonio					60,984
FM 1957 (Potranco Road) and FM 211, San Antonio					8,655,372
SH 151 and Ingram Rd., San Antonio					252,692
US Hwy. 281 at Wilderness Oaks, San Antonio					1,269,774
Highway 3 at Highway 1765, Texas City					200,812
FM 2920 and Highway 249, Tomball					459,776
Texas Total:					14,913,512
Total Unimproved Land					24,063,449

Center	Property Covered	Note
Ground Lease Commitments
Blalock Market at I-10	Entire Center	Ground Lessor has option to terminate with one year's notice
Braeswood Square	Entire Center	Project subject to a ground lease with economic term through 2026
Camelback Village Square	Entire Center	Project subject to a ground lease with economic term greater than 2030
CityCenter Englewood	Part of Center	Project subject to a ground lease with economic term greater than 2030
Danville Plaza	Entire Center	Project subject to a ground lease with economic term greater than 2030
Discovery Plaza	Entire Center	Project subject to a ground lease with economic term greater than 2030
Highland Square	Entire Center	Project subject to a ground lease with economic term greater than 2030
K-Mart Plaza	Part of Center	Project subject to a ground lease with economic term greater than 2030
Parliament Square II	Entire Center	Project subject to a ground lease with economic term greater than 2030
Phillips Crossing	Entire Center	Project subject to a ground lease with economic term greater than 2030
River Point at Sheridan	Part of Center	Project subject to a ground lease with economic term greater than 2030
Shoppes at Memorial Villages	Part of Center	Project subject to a ground lease with economic term greater than 2030
Six Forks Station	Entire Center	Project subject to a ground lease with economic term greater than 2030
Pike Center	Entire Center	Project subject to a ground lease with WRI option to purchase

Other Topics of Interest

Weingarten Realty Investors
Ground Lease Summary
December 31, 2015
(at pro rata share)
(in thousands, except percentages)

Use Description	Number of Leases	GLA	ABR	ABR $/SF

Home Improvement	2	220	$799	$3.64
Discount Department Store	11	815	3,840	4.71
Full-Service Restaurant	50	233	4,441	19.08
Fast Food	58	164	4,391	26.69
Bank	36	105	3,403	32.36
Supermarket	16	723	5,100	7.06
Pharmacy	7	120	993	8.29
Theater	1	56	377	6.74
Gas Station	9	20	961	48.91
Other	15	152	1,616	10.64

Total	205	2,607	$25,922	$9.94